   As filed with the Securities and Exchange Commission on August 1, 2000
                   Registration Nos. 33-34929 and 811-06110

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM N-1A


                   REGISTRATION STATEMENT UNDER          [X]
                   THE SECURITIES ACT OF 1933


                   Pre-Effective Amendment No.           [ ]

                   Post-Effective Amendment No. 22       [X]

                   REGISTRATION STATEMENT UNDER          [X]
                   THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 24
                       (Check appropriate box or boxes)  [X]


                       LM Institutional Fund Advisors I, Inc.
              (Exact name of registrant as specified in charter)

                               100 Light Street
                           Baltimore, Maryland 21202
                   (Address of principal executive offices)

      Registrant's Telephone Number, Including Area Code: (410) 539-0000

    Name and address
    of agent for service:                         Copy to:
    ---------------------                         --------

    Charles A. Bacigalupo                         Bryan Chegwidden, Esq.
    100 Light Street                              Ropes & Gray
    Baltimore, Maryland 21202                     One International Place
                                                  Boston, MA 02110

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b) of Rule 485
[_] On August 1, 2000 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On _____________ pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On _____________ pursuant to paragraph (a)(2)

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  Prospectus
                                August 1, 2000

This Prospectus describes the shares of a family of institutional mutual funds managed by LM Institutional Advisors, Inc.

LM Institutional Fund Advisors I
Western Asset Government Money Market Portfolio
Western Asset Money Market Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Inflation Indexed Bond Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio


LM Institutional Fund Advisors II
LM Value Institutional Portfolio
LM Special Investment Institutional Portfolio
LM Total Return Institutional Portfolio
LM Balanced Institutional Portfolio
Batterymarch U.S. MidCapitalization Equity Portfolio
Batterymarch U.S. Small Capitalization Equity Portfolio
Batterymarch International Equity Portfolio
Batterymarch Emerging Markets Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                LM Institutional
                                                           Advisors Incorporated

Table Of Contents

Prospectus Summary                                                                              3
Description of Each Portfolio, Its Investment Objective and Principal Investment Strategies     3
Principal Risks                                                                                15
Performance Information                                                                        19
Fees and Expenses                                                                              22
Management of the Portfolios                                                                   30
Purchase of Shares                                                                             32
Distribution Plans                                                                             34
Redemption of Shares                                                                           34
Exchange Privilege                                                                             35
Net Asset Value                                                                                35
Dividends and Distributions to Shareholders                                                    36
Tax Information                                                                                37
Financial Highlights                                                                           37
Appendix A -- Prior Performance of LMIFA II Advisers' Other Accounts                           43

Prospectus Summary

General

LM Institutional Fund Advisors I, Inc. ("LMIFA I") consists of the following portfolios: Western Asset Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Inflation Indexed Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio. LM Institutional Fund Advisors II, Inc. ("LMIFA II") consists of the following portfolios: LM Value Institutional Portfolio, LM Special Investment Institutional Portfolio, LM Total Return Institutional Portfolio, LM Balanced Institutional Portfolio, Batterymarch U.S. MidCapitalization Equity Portfolio, Batterymarch U.S. Small Capitalization Equity Portfolio, Batterymarch International Equity Portfolio and Batterymarch Emerging Markets Portfolio.

Manager and Advisers

LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Legg Mason Funds Management Inc. ("LMFM"), Batterymarch Financial Management, Inc. ("Batterymarch"), Western Asset Management Company ("Western Asset") and Western Asset Management Company Limited ("WAML") serve as the investment advisers to the various Portfolios as noted below. LMFM, Batterymarch, Western Asset and WAML are referred to as "Advisers."

Description Of Each Portfolio, Its Investment Objective And Principal Investment Strategies

The investment objective and policies for each Portfolio are stated below. There is no assurance a Portfolio will meet its objectives.

Western Asset Government Money Market Portfolio

Adviser: Western Asset
Objective: High current income consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share by investing in government money market instruments. To achieve its objective, the Portfolio generally adheres to the following practices:

 .    It invests only in obligations of the U.S. Government and its agencies and instrumentalities, repurchase agreements secured by such instruments and in U.S. dollar-denominated debt obligations of "supranational organizations." "Supranational organizations" are non-governmental entities designated or supported by a government or governmental agency to promote economic development, such as the European Community, the International Monetary Fund, the United Nations and the World Bank.

 .    It generally buys instruments maturing in 397 days or less. It can also buy certain variable and floating rate securities.

 .    It maintains a dollar-weighted average portfolio maturity of 90 days or less.

 .    It may purchase or sell securities on a forward commitment basis.

 .    It may engage in reverse repurchase agreements and other borrowings as permitted by applicable law.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Money Market Portfolio

Adviser: Western Asset
Objective: High current income consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the Portfolio generally adheres to the following practices:

 .    It generally invests in money market instruments, such as:
     -    U.S. government obligations
     -    municipal obligations

     - instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances issued by domestic and foreign banks and savings and loan institutions that have over $1 billion in total assets or where the principal amount is insured by the Federal Deposit Insurance Corporation
     -    repurchase agreements
     -    commercial paper and other short-term investments

 .    It invests only in "high quality" money market instruments. "High quality"
     money market instruments are those that: (i) have received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSRO"); (ii) receive one of the two highest ratings by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.

 .    It may not invest more than 5% of its total assets in the "first tier"
     securities of any one issuer (except for U.S. government obligations). "First tier" securities are those that: (i) have been rated in the highest rating category by two NRSROs; (ii) receive the highest rating by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.

 .    It may not invest more than 1% of its total assets or $1 million (whichever is greater) in the "second tier" securities of any one issuer. "Second tier" securities are all "high quality" securities that are not "first tier" securities.
 .    It may not invest more than 5% of its total assets in "second tier"
     securities.
 .    It may invest only in U.S. dollar-denominated securities. These include foreign investments denominated in U.S. dollars.
 .    It may engage in reverse repurchase agreements and make other borrowings.
 .    It generally buys money market securities maturing in 397 days or less. It can also buy certain variable and floating rate securities.
 .    It may purchase or sell securities on a forward commitment basis.
 .    It maintains a dollar-weighted average portfolio maturity of 90 days or less.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio
Advisers: Western Asset and WAML (non-U.S. portions of Intermediate Plus and Core Plus Portfolios)
Objective: Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for each Portfolio

Each of these Portfolios invests in a portfolio of fixed income securities of various maturities. To achieve their objectives, the Portfolios invest primarily in:
 .    U.S. Government obligations
 .    mortgage- and other asset-backed securities
 .    U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations
 .    U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers

In addition to the foregoing principal investment strategies, the Portfolios are also permitted to:

 .    purchase other securities and instruments, including:
     -    preferred stocks
     -    structured notes
     -    municipal obligations
     -    convertible securities
     -    pay-in-kind securities and zero coupon bonds
     - certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks
     -    commercial paper and other short-term investments
 .    invest up to 25% of their total assets in the securities of foreign issuers
 .    buy or sell futures contracts and options for both hedging and non-hedging purposes, including for purposes of enhancing returns
 .    buy or sell securities on a forward commitment basis
 .    lend their portfolio securities
 .    engage in foreign currency exchange transactions

 .    engage in repurchase agreements and reverse repurchase agreements
 .    borrow money for temporary or emergency purposes

Each of the Portfolios may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Each Portfolio in this group differs from the others in terms of its investment policies regarding its target dollar weighted average duration, and the two "Plus" Portfolios, the Intermediate Plus and Core Plus, differ from the other Portfolios in terms of their policies with respect to U.S. dollar-denominated securities and the credit quality of their investments. These differences are summarized in the following table. "Duration" refers to the range within which the dollar weighted average duration of a Portfolio is expected to fluctuate. With respect to the Core and Core Plus Portfolios, the average duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western Asset. "Foreign Currency Exposure" refers to whether a Portfolio presently intends to limit its investments to U.S. dollar-denominated securities. "Credit Quality" refers to the percentage of a Portfolio's net assets that may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B or higher by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case by case basis.

Portfolio              Duration         Foreign Currency Exposure          Credit Quality
-----------------------------------------------------------------------------------------
Intermediate           2-4 Years        U.S. Dollar-Denominated Only       Currently Anticipates No
                                                                           Securities Below Investment Grade

Intermediate Plus      2-4 Years        The Portfolio may invest up to     Up to 15%
                                        20% of its total assets            Below Investment Grade
                                        in non-U.S. dollar denominated
                                        securities.

Core                   Generally        U.S. Dollar-Denominated Only       Currently Anticipates
                       4-6 Years                                           No Securities Below Investment
                                                                           Grade

Core Plus              Generally        The Portfolio may invest up to     Up to 15%
                       4-6 Years        20% of its total assets in         Below Investment Grade
                                        non-U.S. dollar-denominated
                                        securities.

Among the principal risks of investing in these Portfolios are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. In addition to those risks, Special Risks of High Yield Securities, Liquidity Risk and Currency Risk are among the principal risks of investing in the Intermediate Plus and Core Plus Portfolios. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Inflation Indexed Bond Portfolio
Adviser: Western Asset
Objective: Maximize total return, consistent with preservation of capital

Under normal market conditions, the Portfolio invests at least 65% of its total assets in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed bond are adjusted periodically according to the general movements of inflation in the country of issue. The U.S. Treasury currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure.

The Adviser uses fundamental investment techniques to select issues. The average modified duration of the Portfolio is expected to range within 3 years of that of its benchmark, the Lehman Brothers Treasury Inflation Notes Index. Although the Portfolio is expected to maintain an average credit quality of AAA/Aaa, it may invest up to 35% of its net assets in securities rated below AAA/Aaa but above BBB/Baa at the time of purchase or unrated securities of comparable quality at the time of purchase. Consistent with its investment objective, the Portfolio may invest in fixed income securities of any maturity.

To achieve its objective, the Portfolio may also invest in other securities or instruments, including:

 .    U.S. Government obligations
 .    corporate obligations ("Corporate obligations" include preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
 .    foreign inflation-indexed securities
 .    preferred stocks
 .    non-U.S. debt issued in U.S. dollars or foreign currencies
 .    mortgage- and other asset-backed securities
 .    municipal obligations
 .    variable and floating rate debt securities
 .    commercial paper and other short-term investments
 .    certificates of deposit, fixed time deposits and bankers' acceptances
 .    loan participations and assignments
 .    structured notes
 .    repurchase agreements
 .    pay-in-kind securities and zero coupon bonds

The Portfolio may also:
 .    engage in reverse repurchase agreements
 .    borrow money for temporary or emergency purposes
 .    buy or sell futures contracts and options for both hedging and non-hedging purposes, including for purposes of enhancing returns
 .    buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
 .    enter into foreign currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns
 .    loan its portfolio securities
 .    buy or sell securities on a forward commitment basis

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Market Risk, Derivatives Risk, Liquidity Risk, Foreign Securities Risk, Currency Risk, Call Risk, Borrowing Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset High Yield Portfolio
Adviser: Western Asset
Objective: Maximize total return, consistent with prudent investment management

Under normal market conditions, the Portfolio will invest at least 75% of its total assets in U.S. dollar-denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds."

Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. In deciding among the securities in which the Portfolio may invest, the Adviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Portfolio's duration and prevailing and anticipated market conditions. To achieve its objective, the Portfolio may also make other investments, including:

 .    mortgage- and other asset-backed securities
 .    municipal obligations
 .    variable and floating rate debt securities
 .    commercial paper and other short-term investments
 .    corporate obligations
 .    common stocks and warrants
 .    certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks

The Portfolio is also permitted to:
 .    invest up to 25% of its total assets in foreign currency-denominated foreign securities

 .    buy or sell futures contracts and options for both hedging and non-hedging purposes, including for purposes of enhancing returns
 .    engage in foreign currency exchange transactions
 .    lend its portfolio securities
 .    borrow money for temporary or emergency purposes
 .    buy or sell securities on a forward commitment basis
 .    engage in repurchase agreements and reverse repurchase agreements

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Liquidity Risk, Borrowing Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Non-U.S. Fixed Income Portfolio
Adviser: WAML
Objective: Maximize total return, consistent with prudent investment management

Under normal market conditions, the Portfolio invests at least 75% of its total assets in debt and fixed income securities denominated in major foreign currencies. WAML anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of foreign issuers and that these foreign issuers will represent at least three foreign countries. Under current market conditions, the Portfolio expects that substantially all of its currency risk will be hedged to U.S. dollars.

To achieve its objective, the Portfolio may invest in a variety of securities, including:
 .    U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments, international agencies or supranational entities
 .    foreign currency exchange-related securities, including foreign currency warrants
 .    U.S. Government obligations
 .    mortgage- and other asset-backed securities
 .    variable and floating rate debt securities
 .    commercial paper and other short-term investments
 .    corporate obligations
 .    certificates of deposit, fixed time deposits and bankers' acceptances
 .    loan participations and assignments
 .    indexed securities and structured notes
 .    repurchase agreements

The Portfolio may also:
 .    engage in reverse repurchase agreements
 .    borrow money for temporary or emergency purposes
 .    buy or sell futures contracts and options for both hedging and non-hedging purposes, including for purposes of enhancing returns
 .    buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
 .    enter into foreign currency forward contracts for hedging
     and non-hedging purposes, including for purposes of enhancing returns
 .    loan its portfolio securities

The Portfolio does not currently intend to invest in securities that are rated at the time of purchase below investment grade, although it may do so if market conditions are favorable. The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification." WAML anticipates that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Global Strategic Income Portfolio
Advisers: WAML (non-U.S. portion) and Western Asset (U.S. portion)
Objective: Income and capital appreciation

To achieve its investment objective, the Portfolio invests primarily in various types of U.S. dollar-denominated and foreign currency-denominated fixed income securities, including:

 .    U.S. and foreign corporate fixed income securities
 .    Debt obligations of corporate and governmental issuers in emerging market countries (These include "Brady Bonds"; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans.)
 .    sovereign debt obligations of developed nations, including those of the
     United States
 .    debt obligations of "supranational organizations"
 .    mortgage- and other asset-backed securities

The Portfolio may invest in a variety of other securities, including:
 .    foreign currency exchange-related securities, including foreign currency warrants
 .    variable and floating rate debt securities
 .    commercial paper and other short-term investments
 .    municipal obligations
 .    certificates of deposit, fixed time deposits and bankers' acceptances
 .    loan participations and assignments
 .    indexed securities and structured notes
 .    repurchase agreements

The Portfolio may invest up to 60% of its net assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAML or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

The Portfolio may also:
 .    engage in reverse repurchase agreements
 .    borrow money for temporary or emergency purposes
 .    loan its portfolio securities
 .    buy or sell futures contracts and options for both hedging and non-hedging purposes, including for purposes of enhancing returns
 .    buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
 .    enter into foreign currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries (one of which may be the U.S.) and at least 65% of its total assets in income producing securities. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting issuers within that country or currency than would a more diversified portfolio of securities.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification."

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Western Asset Enhanced Equity Portfolio
Adviser: Western Asset
Objective: Long-term total return

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component.

 .    The equity component will generally maintain full exposure to the U.S.
     equity market as represented by the S&P 500 Index (the "Index").
 .    The fixed income component will try to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments.

The Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely, but not exclusively, on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses. Up to 10% of the Portfolio's net assets may be invested in securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase (commonly known as "junk bonds" or "high yield bonds") and up to 20% of its net assets may be invested in foreign securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders. The following information summarizes the investment practices of the Portfolio's two components.

Equity Component

The Portfolio's equity component intends to invest primarily in stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives").

The equity component of the Portfolio adheres to the following practices:
 .    It may invest in any combination of (i) S&P derivatives and (ii) common stocks that are registered in the Index ("S&P Stocks").
 .    It currently plans to invest predominantly, and likely exclusively, in S&P derivatives.
 .    It will not be limited to purchasing S&P stocks in the same proportion as such stocks are weighted in the Index.
 .    It will seek to remain invested in S&P stocks and S&P derivatives even when the Index is declining.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares out-standing. The Portfolio is neither sponsored by nor affiliated with S&P.

Fixed Income Component

The fixed income component will invest primarily in the following types of fixed income securities:
 .    U.S. Government obligations
 .    securities of non-governmental domestic or foreign issuers
 .    municipal securities
 .    mortgage- and other asset-backed securities
 .    preferred stocks
 .    obligations of foreign governments, international agencies or supranational entities

The fixed income component may also take other actions, including:
 .    investing in certificates of deposit, time deposits and bankers'
     acceptances issued by domestic and foreign banks
 .    investing in commercial paper and other short-term investments
 .    engaging in repurchase agreements, reverse repurchase agreements and other borrowings
 .    purchasing or selling futures contracts and options
 .    engaging in foreign currency exchange transactions

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

LM Value Institutional Portfolio
Adviser: LMFM
Objective: Long-term growth of capital

The Portfolio invests primarily in equity securities (including common and preferred stocks), and securities convertible into equity securities, that, in the Adviser's opinion, offer the potential for capital growth. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate its business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in convertible and/or debt securities rated below investment grade, i.e., not rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. or, if unrated by those entities, deemed by the Adviser to be of comparable quality. These bonds are commonly referred to as junk bonds.

For temporary purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The Portfolio may not achieve its investment objective when so invested.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Foreign Securities Risk, Borrowing Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

10
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LM Special Investment Institutional Portfolio
Adviser: LMFM
Objective: Capital appreciation

The Portfolio invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The Adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the Adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate its business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The Portfolio also invests in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 35% of its net assets in debt securities rated below investment grade, i.e., rated below BBB/Baa (or, if unrated, determined by the Adviser to be of comparable quality). These bonds are commonly referred to as junk bonds. The Portfolio may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The Portfolio may not achieve its investment objective when so invested.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Foreign Securities Risk, Borrowing Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

LM Total Return Institutional Portfolio
Adviser: LMFM
Objective: Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

The Portfolio invests primarily in securities that, in the Adviser's opinion, offer the potential for long-term capital growth and attractive current income. The Portfolio invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The Portfolio may invest in securities that do not pay current income but do, in the Adviser's opinion, offer prospects for capital appreciation and/or future income. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its costs of capital, private market values of similar companies, the value of its assets, and the costs to replicate its business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Portfolio may invest in companies of any size.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies. The Portfolio may invest in money market securities for temporary defensive purposes or when cash is temporarily available. The Portfolio may not achieve its investment objective when so invested. Consistent with the investment objective, the Portfolio may also invest in debt securities when the Adviser believes the return on such securities may equal or exceed the return on equity securities. The Portfolio may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions the Portfolio will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities that are not investment grade quality (commonly referred to as junk bonds).

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Liquidity Risk, Borrowing Risk, Foreign Securities Risk, Currency Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

LM Balanced Institutional Portfolio
Adviser: LMFM
Objective: Long-term capital appreciation and current income

The Portfolio is a "fund of funds" which is comprised of two separate investment components: an equity component and a fixed income component. The equity component will consist solely of Institutional Class shares of the LM Value Institutional Portfolio ("Value Institutional Portfolio"), a series of LM Institutional Fund Advisors II, Inc., while the fixed income component will consist solely of Institutional Class shares of the Western Asset Core Portfolio ("Core Portfolio"), a series of LM Institutional Fund Advisors I, Inc. The investment objectives, principal investment strategies and related risks of the Core Portfolio and the Value Institutional Portfolio are described elsewhere in this Prospectus.

LMFM, the Portfolio's Adviser, will be responsible for allocating assets between the two components. LMFM currently anticipates that under normal market conditions approximately 60% of the Portfolio's total assets will be allocated to the equity component and approximately 40% will be allocated to the fixed income component. However, LMFM reserves the right to vary these percentages, as it deems appropriate and market opportunities arise, subject to the limitation that, under normal market conditions, at least 25% of the Portfolio's total assets will be allocated to the fixed income component. For temporary defensive purposes, the Portfolio may also hold cash or other short-term investments and may not achieve its investment objective when so invested.

Batterymarch U.S. MidCapitalization Equity Portfolio
Adviser: Batterymarch
Objective: Long-term capital appreciation

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies with medium market capitalizations domiciled, or having their principal activities, in the United States. The Adviser defines medium market capitalization companies as those with market capitalizations similar, in its judgment, to the market capitalization of companies in the Standard & Poor's MidCap 400 Index, determined at the time of the Portfolio's investment. The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market. A company that was a medium market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 65% test, even if its market capitalization is no longer similar to that of companies in the S&P MidCap 400 Index.

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of companies in the form of American Depository Receipts, which are typically dollar-denominated instruments traded on an exchange in the United States.

The Adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by relative attractiveness. The quantitative factors within this model reflect a style neutral investment philosophy and are intended to measure growth, value, fundamental expectations and technical indicators.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or fixed income securities, cash and money market instruments, including repurchase agreements. Under normal market conditions, up to 5% of the Portfolio's total assets may be invested in fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies, engage in foreign currency exchange transactions and engage in futures and options transactions.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Borrowing Risk, Liquidity Risk, Derivatives Risk, Foreign Securities Risk, Currency Risk, Special Risks of High Yield Securities and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Batterymarch U.S. Small Capitalization Equity Portfolio
Adviser: Batterymarch
Objective: Long-term capital appreciation

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. The Adviser defines small market capitalization companies as those whose market capitalizations are similar, in its judgment, to the market capitalization of companies in the Russell 2000 Index, determined at the time of the Portfolio's investment. The Russell 2000 Index is a capitalization-weighted broad-based index of 2000 small capitalization U.S. companies. A company that was a small market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 65% test, even if its market capitalization is no longer similar to that of companies in the Russell 2000 Index.

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of companies in the form of American Depository Receipts, which are typically dollar-denominated instruments traded on an exchange in the United States.

The Adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by relative attractiveness on a daily basis. The quantitative factors within this model reflect a style neutral investment philosophy and are intended to measure growth, value, fundamental expectations and technical indicators.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or fixed income securities, cash and money market instruments, including repurchase agreements. Under normal market conditions, up to 5% of the Portfolio's total assets may be invested in fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies, engage in foreign currency exchange transactions and engage in futures and options transactions.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Borrowing Risk, Liquidity Risk, Derivatives Risk, Special Risks of High Yield Securities and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

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Batterymarch International Equity Portfolio
Adviser: Batterymarch
Objective: Long-term total return

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in non-U.S. equity securities.

The primary focus of the Adviser is stock selection, with a secondary focus on country allocation. The Adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the Portfolio's investments. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the Portfolio's investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (i.e., supply and demand).

Country allocation for the developed markets portion of the Portfolio is based on rankings generated by the Adviser's proprietary country model. The Adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, United Kingdom, France, Canada and Germany.

The Portfolio may invest up to 35% of its total assets in emerging market equity securities. The Adviser's investment strategy for the emerging markets portion of the Portfolio represents a distinctive combination of quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on what the Adviser believes are higher-quality, dominant companies, which the Adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the Portfolio also combines quantitative and fundamental approaches.

The Portfolio will normally be invested across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. However, more than 25% of the Portfolio's total assets may be invested in securities of issuers located in a single country, which is currently expected to be the case with respect to both Japan and the United Kingdom. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Portfolio may invest without limit in cash and money market instruments, including repurchase agreements, in circumstances when cash is temporarily available, or for temporary defensive purposes when the Adviser believes such action is warranted by abnormal market or economic situations. The Portfolio may not achieve its investment objectives when so invested. Up to 5% of the Portfolio's total assets may be invested in fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be below investment grade. The Adviser may also seek to enhance portfolio returns through active currency hedging strategies, although there can be no assurances that such strategies will be pursued or, if pursued, will be successful.

Among the principal risks of investing in the Portfolio are Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of these and other risks.

Batterymarch Emerging Markets Portfolio
Adviser: Batterymarch
Objective: Long-term capital appreciation

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in equity securities and convertible securities of emerging market issuers. Emerging market countries are those countries having less fully developed economic and political systems and include any country: (i) having an "emerging stock market" or considered a "frontier market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing; or (iv) included in the Morgan Stanley Capital International (MSCI) Emerging Markets published index. Emerging market equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics that are: (1) publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market country; (2) securities denominated in any currency if issued by companies to finance operations in an emerging market country; (3) securities of companies that derive a substantial portion

(i.e., in excess of 50%) of their total revenues from goods or services produced in, or sales made in, emerging market countries; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; or (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.

The Portfolio intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of the Portfolio's total assets may be invested in securities of issuers located in a single country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Adviser focuses on what the Adviser believes are higher-quality, dominant emerging markets companies which the Adviser believes to have strong growth prospects and reasonable valuations, selected from an investable universe of approximately 1,000 stocks. The Adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the Adviser with quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the Adviser also merges quantitative and fundamental approaches.

The Portfolio may invest without limit in cash and money market instruments, including repurchase agreements, in circumstances when cash is temporarily available, or for temporary defensive purposes when the Adviser believes such action is warranted by abnormal market or economic situations. The Portfolio may not achieve its investment objective when so invested. Up to 10% of the Portfolio's total assets may be invested in fixed income securities rated below investment grade or, if unrated, determined by the Adviser to be below investment grade (i.e., rated below BBB/Baa and commonly referred to as junk bonds).

Among the principal risks of investing in the Portfolio are Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 15 to 19 for a discussion of those and other risks.

Principal Risks

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any of these Portfolios because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

An investment in the Western Asset Government Money Market and Western Asset Money Market Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

The following risks apply to the Portfolios. You should read this section carefully before you invest in order to learn more about the Portfolio in which you will invest.

Market Risk

Certain of the Portfolios may invest, directly or indirectly, their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. A Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole. The Batterymarch International Equity Portfolio and the Batterymarch Emerging Markets Portfolio invest primarily in foreign equity securities. Foreign securities have additional risks, see "Foreign Securities Risk" and "Currency Risk" below.

Securities of "small cap" companies, such as those in which the Batterymarch U.S. Small Capitalization Equity Portfolio may invest, entail special risks. Such companies often have limited operating histories and may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of "small cap" companies may be traded "over-the-counter" and often trade less frequently and in more limited volume, may be subject to greater volatility and may be more difficult to value than securities of larger, more established companies. "Small cap" companies are often involved in actual or anticipated reorganizations or restructurings, which involve special risks, including difficulty in obtaining information as to the financial condition of such companies. Market prices of such companies' securities may be subject to sudden and erratic price volatility. The securities of "mid-sized" companies, such as those in which the Batterymarch U.S. MidCapitalization Equity Portfolio and the LM Special Investment Institutional Portfolio may invest, share many of these same risks.

Foreign Securities Risk

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a Portfolio to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments.

In addition, a Portfolio's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Emerging Markets Risk

The risks of foreign investment are greater for investments in emerging markets. Among others, these types of investments can include not only equity securities, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because some of the Portfolios may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in any Portfolio that invests in emerging market securities, which includes the Batterymarch Emerging Markets Portfolio, the Batterymarch International Equity Portfolio, the Western Asset High Yield Portfolio, the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio, should be considered speculative.

Currency Risk

Because certain Portfolios may invest in securities denominated in foreign currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolios may from time to time attempt to hedge a portion of their currency risk, using a variety of techniques, including currency futures, forwards, or options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below for more information.

Interest Rate Risk

Each Portfolio may be subject to interest rate risk, which is the possibility that the market prices of the Portfolio's fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk

A Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated.

Moody's Investors Service considers debt securities rated Baa to have speculative characteristics. Debt securities rated below investment grade (i.e., securities rated below Baa/BBB) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, a Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of these investments will usually be more volatile. These securities may be less liquid than higher-rated securities, which means a Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When a Portfolio buys lower rated debt, the achievement of its goals depends more on the Advisers' ability than would be the case if a Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Borrowing Risk

When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's holdings. Portfolios may take on borrowing risk or similar risks by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Non-Diversification

The Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio are non-diversified, meaning each may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it could if it were a "diversified" company under the Investment Company Act. When a Portfolio's assets are invested in the securities of a limited number of issuers, or in a limited number of countries or currencies, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a more diversified fund.

Derivatives Risk

A Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). A Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and a Portfolio will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Hedging Risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in hedging transactions at any given time or from time to time or that any such strategies will be successful. Hedging transactions involve costs and may result in losses.

Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Risks Associated with Other Policies the Portfolios May Pursue

In addition to the investment strategies described above, a Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in each Portfolio's Statement of Additional Information ("SAI"). The terms "debt" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times the Advisers may judge that market conditions make pursuing a Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit a Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Portfolio to miss out on investment opportunities, and may prevent a Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of a Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

Except for the investment objective of each of the Western Asset Core, Western Asset Intermediate and Western Asset Money Market Portfolios, the Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.

Performance Information

The following information provides some indication of a Portfolio's risks. The charts and tables show year-to-year changes in the performance of the Institutional Class shares for the Western Asset Core, Western Asset Intermediate, Western Asset Core Plus, Western Asset Non-U.S. Fixed Income, and LM Value Institutional Portfolios. The tables following the charts compare each Portfolio's performance to that of a broad measure of market performance. SEC Rules do not require charts and tables for the other Portfolios or for the Financial Intermediary Class shares. However, the performance for the Financial Intermediary Class would be lower for each Portfolio since this Class has higher expenses. Of course, a Portfolio's past performance is not an indication of future performance.

Western Asset Core Portfolio

Calendar-Year Total Returns+
Performance Chart:
1991:  18.02%
1992:   7.85%
1993:  13.86%
1994:  -4.33%
1995:  20.97%
1996:   3.70%
1997:  10.17%
1998:   8.34%
1999:  -1.69%

+Best quarter: Second quarter 1995: +6.91%
Worst quarter: First quarter 1994: -2.60%
More recent return information: January 1, 2000 - June 30, 2000: 4.81%

Average Annual Total Returns for periods ended December 31, 1999

                                                 1 Year    5 Years   Portfolio Inception
                                                                     (September 4, 1990)
Core Portfolio                                   -1.69%     8.04%    8.58%
Salomon Broad Market Index*                      -0.83%     7.73%    7.99%**

*The Salomon Brothers Broad Market Index is an unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The Index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from August 31, 1990.

Western Asset Intermediate Portfolio

Calendar-Year Total Returns+
Performance Chart:

1995:  15.51%
1996:   4.69%
1997:   8.40%
1998:   7.71%
1999:   0.39%

+Best quarter: Second quarter 1995: +5.17%
Worst quarter: First quarter 1996: -0.61%
More recent return information: January 1, 2000 - June 30, 2000: 3.70%

Average Annual Total Returns for periods ended December 31, 1999

                                                      1 Year       5 Years       Portfolio Inception
                                                                                 (July 1, 1994)
Intermediate Portfolio                                 0.39%        7.22%        6.65%
Lehman Intermediate Gov't/Corp Bond Index*             0.39%        7.10%        6.57%**

*The Lehman Brothers Intermediate Gov't/Corp Bond Index is an unmanaged index that measures the performance of intermediate (1-10 year) government and corporate fixed-rate debt issues. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from June 30, 1994.

Western Asset Core Plus Portfolio

Calendar-Year Total Returns+
Performance Chart:
1999: -1.15%

+Best quarter: Second quarter 2000: +1.82%
Worst quarter: Second quarter 1999: -1.12%
More recent return information: January 1, 2000 - June 30, 2000: 3.96%

Average Annual Total Returns for periods ended December 31, 1999

                                     1 Year                 Portfolio Inception
                                                            (July 8, 1998)
Core Plus Portfolio                 -1.15%                  1.63%
Salomon Broad Market Index*         -0.83%                  2.45%**

*The Salomon Brothers Broad Market Index is an unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The Index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from June 30, 1998.

Western Asset Non-U.S. Fixed Income Portfolio

Calendar-Year Total Returns+
Performance Chart:
1999: -1.78%

+Best quarter: Fourth quarter 1999: 1.10%
Worst quarter: Second quarter 2000: -1.29%
More recent return information: January 1, 2000 - June 30, 2000: 0.38%

Average Annual Total Returns for periods ended December 31, 1999
                                     1 Year                 Portfolio Inception
                                                            (July 15, 1998)
Non-U.S. Portfolio                  -1.78%                  3.14%
Salomon World Gov't ex-U.S. Index
(Hedged)*                            2.88%                  5.47%**

*The Salomon Brothers World Government ex-U.S. Index (Hedged) is an unmanaged index that tracks debt issues traded in 14 world government bond markets. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from July 31, 1998.

LM Value Institutional Portfolio

Calendar-Year Total Returns+
Performance Chart:
1999: 27.27%

+Best quarter: Fourth quarter 1999: 19.69%
Worst quarter: Third quarter 1999: -9.45%
More recent return information: January 1, 2000 - June 30, 2000: -2.43%

Average Annual Total Returns for periods ended December 31, 1999
                                     1 Year                 Portfolio Inception
                                                            (September 22, 1998)
Value Institutional Portfolio       27.27%                  52.02%
S&P 500 Index*                      21.04%                  35.97%**

*The S&P 500 Index is an unmanaged of 500 common stocks and is considered to be a broad indicator of general market performance. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from September 30, 1998.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

Expenses are based on actual expenses for the fiscal year ended March 31, 2000 for the Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Non-U.S. Fixed Income Portfolio and LM Value Institutional Portfolio, reduced by expense waivers in effect during the period, except for the information with respect to Western Asset Core Plus Portfolio, which reflects a revised expense waiver recently adopted. Expenses for the other Portfolios are based on estimated amounts for the current fiscal year.

The examples below the tables are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower.

Western Asset Government Money Market Portfolio

                                                    Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                         None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                   0.20%                           0.20%
Distribution (12b-1) Fees*                                        None                            0.10%
Other Expenses                                                    0.15%                           0.15%
                                                                 ------                          ------
Total Annual Fund Operating Expenses                              0.35%                           0.45%
Expense Reimbursement/Waiver                                     (0.05%)                         (0.05%)
                                                                 ------                          ------
Net Expenses**                                                    0.30%                           0.40%
                                                                 ======                          ======

Examples
1 Year                                                          $   36                          $   46
3 Years                                                         $  113                          $  144


 Western Asset Money Market Portfolio

                                              Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                   None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                             0.20%                           0.20%
Distribution (12b-1) Fees*                                  None                            0.10%
Other Expenses                                              0.15%                           0.15%
                                                           ------                          ------
Total Annual Fund Operating Expenses                        0.35%                           0.45%
Expense Reimbursement/Waiver                               (0.05%)                         (0.05%)
                                                           ------                          ------
Net Expenses**                                              0.30%                           0.40%
                                                           ======                          ======

Examples
1 Year                                                    $   36                          $   46
3 Years                                                   $  113                          $  144

Western Asset Intermediate Portfolio
                                             Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                   None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                             0.40%                           0.40%
Distribution (12b-1) Fees*                                  None                            0.25%
Other Expenses                                              0.08%                           0.08%
                                                           ------                          ------
Total Annual Fund Operating Expenses                        0.48%                           0.73%
Expense Reimbursement/Waiver                               (0.03%)                         (0.03%)
                                                           ------                          ------
Net Expenses**                                              0.45%                           0.70%
                                                           ======                          ======

Examples
1 Year                                                    $   49                          $   75
3 Years                                                   $  154                          $  233
5 Years                                                   $  269                          $  406
10 Years                                                  $  604                          $  906

Western Asset Intermediate Plus Portfolio
                                             Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                   None                            None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                             0.40%                           0.40%
Distribution (12b-1) Fees*                                  None                            0.25%
Other Expenses                                              0.15%                           0.15%
                                                           ------                          ------
Total Annual Fund Operating Expenses                        0.55%                           0.80%
Expense Reimbursement/Waiver                               (0.10%)                         (0.10%)
                                                           ------                          ------
Net Expenses**                                              0.45%                           0.70%
                                                           ======                          ======

Examples
1 Year                                                    $   56                          $   82
3 Years                                                   $  176                          $  255

Western Asset Core Portfolio
                                             Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                   None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                             0.45%                           0.45%
Distribution (12b-1) Fees*                                  None                            0.25%
Other Expenses                                              0.06%                           0.06%
                                                           ------                          ------
Total Annual Fund Operating Expenses                        0.51%                           0.76%
Expense Reimbursement/Waiver                               (0.01%)                         (0.01%)
                                                           ------                          ------
Net Expenses**                                              0.50%                           0.75%
                                                           ======                          ======

Examples
1 Year                                                    $   52                          $   78
3 Years                                                   $  164                          $  243
5 Years                                                   $  285                          $  422
10 Years                                                  $  640                          $  942

Western Asset Core Plus Portfolio
                                             Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                   None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                             0.45%                           0.45%
Distribution (12b-1) Fees*                                  None                            0.25%
Other Expenses                                              0.20%                           0.20%
                                                           ------                          ------
Total Annual Fund Operating Expenses                        0.65%                           0.90%
Expense Reimbursement/Waiver                               (0.20%)                         (0.20%)
                                                           ------                          ------
Net Expenses**                                              0.45%                           0.70%
                                                           ======                          ======

Examples
1 Year                                                    $   66                          $   92
3 Years                                                   $  208                          $  287
5 Years                                                   $  362                          $  498
10 Years                                                  $  810                          $1,108

Western Asset Inflation Indexed Bond Portfolio
                                                   Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                        None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                  0.20%                           0.20%
Distribution (12b-1) Fees*                                       None                            0.25%
Other Expenses                                                   0.15%                           0.15%
                                                                ------                          ------
Total Annual Fund Operating Expenses                             0.35%                           0.60%
Expense Reimbursement/Waiver                                    (0.10%)                         (0.10%)
                                                                ------                          ------
Net Expenses**                                                   0.25%                           0.50%
                                                                ======                          ======

Examples
1 Year                                                         $   36                          $   61
3 Years                                                        $  113                          $  192

Western Asset High Yield Portfolio
                                                  Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                        None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                  0.55%                           0.55%
Distribution (12b-1) Fees*                                       None                            0.25%
Other Expenses                                                   0.15%                           0.15%
                                                                ------                          ------
Total Annual Fund Operating Expenses                             0.70%                           0.95%
Expense Reimbursement/Waiver                                    (0.15%)                         (0.15%)
                                                                ------                          ------
 Net Expenses**                                                  0.55%                           0.80%
                                                                ======                          ======

Examples
1 Year                                                         $   72                          $   97
3 Years                                                        $  224                          $  303

Western Asset Non-U.S. Fixed Income Portfolio
                                                  Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                        None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                  0.45%                           0.45%
Distribution (12b-1) Fees*                                       None                            0.25%
Other Expenses                                                   0.38%                           0.38%
                                                                ------                          ------
Total Annual Fund Operating Expenses                             0.83%                           1.08%
Expense Reimbursement/Waiver                                    (0.28%)                         (0.28%)
                                                                ------                          ------
Net Expenses**                                                   0.55%                           0.80%
                                                                ======                          ======

Examples
1 Year                                                          $   85                          $  110
3 Years                                                         $  265                          $  343
5 Years                                                         $  460                          $  595
10 Years                                                        $1,025                          $1,317

Western Asset Global Strategic Income Portfolio
                                                   Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                         None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                   0.45%                           0.45%
Distribution (12b-1) Fees*                                        None                            0.25%
Other Expenses                                                    0.40%                           0.40%
                                                                 ------                          ------
Total Annual Fund Operating Expenses                              0.85%                           1.10%
Expense Reimbursement/Waiver                                     (0.05%)                         (0.05%)
                                                                 ------                          ------
Net Expenses**                                                    0.80%                           1.05%
                                                                 ======                          ======

Examples
1 Year                                                          $   87                          $  112
3 Years                                                         $  271                          $  350

Western Asset Enhanced Equity Portfolio
                                                   Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                         None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                   0.55%                           0.55%
Distribution (12b-1) Fees*                                        None                            0.25%
Other Expenses                                                    0.20%                           0.20%
                                                                 ------                          ------
Total Annual Fund Operating Expenses                              0.75%                           1.00%
Expense Reimbursement/Waiver                                     (0.10%)                         (0.10%)
                                                                 ------                          ------
Net Expenses**                                                    0.65%                           0.90%
                                                                 ======                          ======

Examples
1 Year                                                          $   77                          $  102
3 Years                                                         $  240                          $  318

LM Value Institutional Portfolio
                                                  Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                       None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                 0.60%                           0.60%
Distribution (12b-1) Fees*                                      None                            0.25%
Other Expenses                                                  0.15%                           0.16%
                                                               ------                          ------
Total Annual Fund Operating Expenses                            0.75%                           1.01%
Expense Reimbursement/Waiver                                    None                           (0.01%)
                                                               ------                          ------
Net Expenses**                                                  0.75%                           1.00%
                                                               ======                          ======

Examples
1 Year                                                        $   77                          $  102
3 Years                                                       $  240                          $  321
5 Years                                                       $  417                          $  557
10 Years                                                      $  930                          $1,235


LM Special Investment Institutional Portfolio
                                                 Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                       None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                 0.60%                           0.60%
Distribution (12b-1) Fees*                                      None                            0.25%
Other Expenses                                                  0.25%                           0.25%
                                                               ------                          ------
Total Annual Fund Operating Expenses                            0.85%                           1.10%
Expense Reimbursement/Waiver                                   (0.10%)                         (0.10%)
                                                               ------                          ------
Net Expenses**                                                  0.75%                           1.00%
                                                               ======                          ======

Examples
1 Year                                                        $   77                          $  102
3 Years                                                       $  261                          $  340

LM Total Return Institutional Portfolio
                                                 Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                       None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                 0.60%                           0.60%
Distribution (12b-1) Fees*                                      None                            0.25%
Other Expenses                                                  0.25%                           0.25%
                                                               ------                          ------
Total Annual Fund Operating Expenses                            0.85%                           1.10%
Expense Reimbursement/Waiver                                   (0.10%)                         (0.10%)
                                                               ------                          ------
Net Expenses**                                                  0.75%                           1.00%
                                                               ======                          ======

Examples
1 Year                                                                          $  77                          $ 102
3 Years                                                                         $ 261                          $ 340

LM Balanced Institutional Portfolio
                                                                  Institutional Class   Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                                        None                           None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                                  0.05%                          0.05%
Distribution (12b-1) Fees*                                                       None                           0.25%
Other Expenses                                                                   0.25%                          0.25%
                                                                                 -----                          -----
Total Annual Fund Operating Expenses**                                           0.30%                          0.55%
Total Annual Expenses of Underlying Portfolios+                                  0.65%                          0.65%
                                                                                 -----                          -----
Total Expenses of Balanced Portfolio and Underlying Portfolios                   0.95%                          1.20%
                                                                                 =====                          =====

Examples
1 Year                                                                          $  97                          $ 122
3 Years                                                                         $ 303                          $ 381

Batterymarch U.S. MidCapitalization Equity Portfolio
                                                                  Institutional Class   Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                                        None                           None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                                  0.50%                          0.50%
Distribution (12b-1) Fees*                                                       None                           0.25%
Other Expenses                                                                   0.25%                          0.25%
                                                                                 -----                          -----
Total Annual Fund Operating Expenses**                                           0.75%                          1.00%
                                                                                 =====                          =====

Examples
1 Year                                                                          $  77                          $ 102
3 Years                                                                         $ 240                          $ 318

Batterymarch U.S. Small Capitalization Equity Portfolio
                                                                  Institutional Class   Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                                        None                           None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                                                  0.70%                          0.70%
Distribution (12b-1) Fees*                                                       None                           0.25%
Other Expenses                                                                   0.25%                          0.25%
                                                                                 -----                          -----
Total Annual Fund Operating Expenses**                                           0.95%                          1.20%
                                                                                 =====                          =====

Examples
1 Year                                                      $   97                          $  122
3 Years                                                     $  303                          $  381

Batterymarch International Equity Portfolio
                                               Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                     None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                               0.65%                           0.65%
Distribution (12b-1) Fees*                                    None                            0.25%
Other Expenses                                                0.40%                           0.40%
                                                            ------                          ------
Total Annual Fund Operating Expenses                          1.05%                           1.30%
Expense Reimbursement/Waiver                                 (0.05%)                         (0.05%)
                                                            ------                          ------
Net Expenses**                                                1.00%                           1.25%
                                                            ======                          ======

Examples
1 Year                                                      $  102                          $  127
3 Years                                                     $  329                          $  407

Batterymarch Emerging Markets Portfolio
                                               Institutional Class    Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)                     None                            None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                               0.65%                           0.65%
Distribution (12b-1) Fees*                                    None                            0.25%
Other Expenses                                                0.85%                           0.85%
                                                            ------                          ------
Total Annual Fund Operating Expenses                          1.50%                           1.75%
Expense Reimbursement/Waiver                                 (0.05%)                         (0.05%)
                                                            ------                          ------
Net Expenses**                                                1.45%                           1.70%
                                                            ======                          ======

Examples
1 Year                                                      $  148                          $  173
3 Years                                                     $  469                          $  546

*The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolios' Distribution Plans. Pursuant to each Portfolio's Distribution Plan, the Directors may increase the 12b-1 fees to 0.40% of average net assets without shareholder approval.

**The Manager is contractually obligated to limit Portfolio expenses to the level shown through August 1, 2001.

+Shareholders of the LM Balanced Institutional Portfolio ("Balanced Portfolio") will indirectly bear the Balanced Portfolio's pro rata share of the operating expenses incurred by the underlying Portfolios in which the Balanced Portfolio invests. Consequently, the fees and corresponding examples for the Balanced Portfolio include both the estimated fees of the Balanced Portfolio and a composite of the fees of the Core Portfolio and the Value Institutional Portfolio actually incurred in the last fiscal year. The Manager is contractually obligated to limit the expenses of the underlying Portfolios through August 1, 2001. For the purposes of calculating the effect of the fees of the underlying Portfolios on Balanced Portfolio shareholders, it has been assumed that LMFM will allocate 60% of the Balanced Portfolio's assets to the Value Institutional Portfolio and 40% to the Core Portfolio. LMFM reserves the right to vary the allocation of the Balanced Portfolio's assets, as it deems appropriate, subject to certain limitations discussed earlier in this Prospectus. The actual fees and expenses incurred directly and indirectly by shareholders of the Balanced Portfolio may be higher or lower than those shown above.

Management of the Portfolios

General

LMIFA I and LMIFA II are open-end management investment companies comprised of a variety of separate investment portfolios. LMIFA I was incorporated in Maryland on May 16, 1990. LMIFA II was incorporated in Maryland on January 13, 1998.

Board of Directors

The business affairs of LMIFA I and LMIFA II are managed under the direction of a Board of Directors for each corporation, and the Directors of each corporation are responsible for generally overseeing the conduct of the relevant Portfolio's business. Information about the Directors and executive officers may be found in the relevant SAI.

Each Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.

Manager, Advisers and Portfolio Managers

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following annual rates (shown prior to any waivers or reimbursements):

                                                       Annual Percentage
          Portfolio                                of Average Net Assets
          ---------------------------------------------------------------
          Western Asset Money Market Portfolio                      0.20%
          Western Asset Government Money Market Portfolio           0.20%
          Western Asset Intermediate Portfolio                      0.40%
          Western Asset Intermediate Plus Portfolio                 0.40%
          Western Asset Core Portfolio                              0.45%
          Western Asset Core Plus Portfolio                         0.45%
          Western Asset Inflation Indexed Bond Portfolio            0.20%
          Western Asset High Yield Portfolio                        0.55%
          Western Asset Non-U.S. Fixed Income Portfolio             0.45%
          Western Asset Global Strategic Income Portfolio           0.45%
          Western Asset Enhanced Equity Portfolio                   0.55%
          LM Value Institutional Portfolio                          0.60%
          LM Special Investment Institutional Portfolio             0.60%
          LM Total Return Institutional Portfolio                   0.60%
          LM Balanced Institutional Portfolio                       0.05%*
          Batterymarch U.S. MidCapitalization Equity Portfolio      0.50%
          Batterymarch U.S. Small Capitalization Equity Portfolio   0.70%
          Batterymarch International Equity Portfolio               0.65%
          Batterymarch Emerging Markets Portfolio                   0.65%

*Does not include management fees attributable to the Portfolio's investment in the Value Institutional and Core Portfolios. See "Fees and Expenses--LM Balanced Institutional Portfolio" and the related notes for a description of these fees.

The Manager is a Maryland corporation formed on February 20, 1998 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager acts as investment manager of only these investment company portfolios. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in "Fees and Expenses" above, the Manager will pay a Portfolio's Adviser the entire management fee it receives from the Portfolio.

LMFM. LMFM, a wholly owned subsidiary of Legg Mason, Inc., acts as investment
----
adviser or manager to regulated investment companies. Total assets under management by LMFM were approximately $18.0 billion as of June 30, 2000. On August 1, 2000, LMFM replaced Legg Mason Fund Adviser, Inc. ("LMFA") as the investment adviser for LM Value Institutional, LM Special Investment Institutional, LM Total Return Institutional and LM Balanced Institutional Portfolios. The advisory personnel who previously managed these portfolios as employees of LMFA continue to do so as employees of LMFM. LMFM is newly organized; however, its principal employees advised the Portfolios during their association with LMFA. The address of LMFM is 100 Light Street, Baltimore, Maryland 21202.

Batterymarch. Batterymarch, founded in 1969 and now a wholly owned subsidiary of
------------
Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.6 billion as of June 30, 2000. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

Western Asset. Western Asset, established in 1971 and now a wholly owned
-------------
subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $60.3 billion as of June 30, 2000. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment
----
adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAML were approximately $4.9 billion as of June 30, 2000. The address of WAML is 155 Bishopsgate, London, England.

Expense Limitations

The Manager has, until August 1, 2001, contractually agreed to waive its fees and/or reimburse each Portfolio to the extent a Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, 12b-1 fees, brokerage and extraordinary expenses) for any class exceed during that month the annual rate set forth in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause a Portfolio's expenses to exceed the limit, if any, agreed to by the Manager at that time.

Portfolio Managers

The names and business experience for each portfolio manager for the past five years are set forth in the following chart.

          Portfolio                                      Manager and Business Experience (past 5 years)
          ---------                                      ---------------------------------------------

          LM Value Institutional Portfolio               Bill Miller is a portfolio manager and President
                                                         of LMFM. Mr. Miller has been employed by LMFM
                                                         as a portfolio manager since 1982.

          LM Special Investment Institutional Portfolio  Bill Miller (see above)

          LM Total Return Institutional Portfolio        Nancy T. Dennin is a portfolio manager and Senior
                                                         Vice President of LMFM. Ms. Dennin has been
                                                         employed by LMFM since 1985 and has served as a
                                                         portfolio manager or co-manager for over
                                                         seven years.

          LM Balanced Institutional Portfolio            Bill Miller (see above)

Neither Western Asset, WAML nor Batterymarch employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the various Portfolios' investments will be the responsibility of the Western Asset Investment Strategy Group, the WAML Investment Strategy Group, the Batterymarch Developed Markets (U.S.) team, the Batterymarch Developed Markets (EAFE) team or the Batterymarch Emerging Markets team, as the case may be.

Expenses

Each Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).

Purchase Of Shares

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

Initial Investment

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to LM Institutional Advisors, Inc. at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. The Portfolios have established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in investable assets and invest in the aggregate at least $1 million in the Portfolios. For Financial Intermediary Class shares, investors must have at least $30 million in investable assets and invest in the aggregate at least $1 million in the Portfolios. The Portfolios reserve the right to revise the minimum investment requirement and may waive it at their sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio may ONLY be made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the per-son authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:
State Street Bank and Trust Company
ABA #011-000-028
DDA #99046096
LM Institutional Fund Advisors [insert name of Portfolio]
[Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and share class and include the account name and number.

With respect to the Western Asset Government Money Market Portfolio and Western Asset Money Market Portfolio, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

With respect to the Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio, dividends will begin to accrue on the first business day following the day payment in federal funds is received by the Transfer Agent.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. (See "Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and Legg Mason Wood Walker, Incorporated, the Portfolios' Distributor ("LMWW"), reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Retirement Plans

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635

Distribution Plans

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, LMWW, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% (or 0.10% in the case of the Western Asset Government Money Market Portfolio and the Western Asset Money Market Portfolio) of average daily net assets. Because the fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information regarding the Plans and their terms, see the relevant SAI.

Redemption Of Shares

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to LM Institutional Advisors, Inc. at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling the Portfolio at 1-888-425-6432; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify the Portfolio at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

     1) The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

     2) The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

     3) Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

     4) The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Portfolio by calling 1-888-425-6432.

Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

Exchange Privilege

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios, provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege without notice to the extent permitted by applicable law, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at 1-888-425-6432.

Net Asset Value

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Except for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value. Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities market and the closings of the Exchange that will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. In addition, if a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the Exchange is not open, the net asset value of the Portfolio's shares may be subject to change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by SEC Rule 2a-7. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.

Dividends and Distributions to Shareholders

The Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, Western Asset Global Strategic Income Portfolio, Western Asset Enhanced Equity Portfolio and LM Total Return Institutional Portfolio declare and pay dividends quarterly out of their net investment income, if available, for that quarter.

The Western Asset Money Market Portfolio and Western Asset Government Money Market Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of 12:00 noon, Eastern Time, that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio pay dividends monthly. Other than the LM Total Return Institutional Portfolio, all LMIFA II Portfolios declare and pay dividends annually out of their net investment income, if available, for that year. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:
     1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;
     2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;
     3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or
     4)   Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio, Western Asset Government Money

Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio or Western Asset Inflation Indexed Bond Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Portfolio in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

Tax Information

Each Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis. Early each year, each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable as long-term capital gain (generally at a 20% rate for non-corporate shareholders). If a dividend or distribution is made shortly after a shareholder purchases shares in a Portfolio, while in effect a return of capital to the shareholder, the dividend or distribution is taxable as described above.

Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

In addition to income tax on a Portfolio's distributions, any gain that results if a shareholder (other than an IRA or other tax-exempt investor) sells or exchanges its shares generally is subject to income tax.

The LM Balanced Institutional Portfolio's use of a "fund of funds" structure could adversely affect the character, timing and amount of distributions to shareholders.

Investments in certain debt obligations, including obligations issued at a discount and inflation-indexed investments made by the Western Asset Inflation Indexed Bond Portfolio, may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus a Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio's recent financial performance for the past five years or, if shorter, since the inception of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements of LMIFA I and LMIFA II, which have been audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, respectively. Their reports and the Portfolios' financial statements are included in the Portfolios' annual reports to shareholders, which are available upon request.

Financial Highlights
LM Institutional Fund Advisors I, Inc.

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                        Investment Operations                           Distributions
                                              ---------------------------------------      ---------------------------------------
                                                            Net realized
                                                          and Unrealized
                                                          Gain (Loss) on
                                                            Investments,                                      From
                               Net Asset                Options, Futures        Total         From             Net
                                  Value,         Net         and Foreign         From          Net        Realized
                               Beginning  Investment            Currency   Investment   Investment         Gain on           Total
                               of Period      Income        Transactions   Operations       Income     Investments   Distributions
----------------------------------------------------------------------------------------------------------------------------------
Western Asset Core
  Portfolio
 Institutional Class (A)
 Years Ended March 31,
   2000                           $11.01       $0.67   I          ($0.46)       $0.21       ($0.80)         ($0.03)         ($0.83)
   1999                            11.59        0.64   I           (0.01)        0.63        (0.65)          (0.56)          (1.21)
   Nine Months Ended March
    31, 1998 (B)                   11.28        0.49   I            0.49         0.98        (0.53)          (0.14)          (0.67)
  Years Ended June 30,
   1997                            11.05        0.70   I            0.19         0.89        (0.65)          (0.01)          (0.66)
   1996                            11.22        0.67   I           (0.14)        0.53        (0.66)          (0.04)          (0.70)
   1995                            10.50        0.69   I            0.72         1.41        (0.69)              -           (0.69)
 Financial Intermediary Class
   Year Ended March 31, 2000
    (E)                           $10.69       $0.45   J          ($0.25)       $0.20       ($0.49)              -          ($0.49)

Western Asset Core Plus
  Portfolio
   Years Ended March 31, 2000      $ 9.97       $0.55   K          ($0.37)       $0.18      ($0.67)              -          ($0.67)
   1999 (F)                         10.00        0.34   K           (0.08)        0.26       (0.22)          (0.07)          (0.29)

Western Asset Intermediate
  Portfolio
 Institutional Class (A)
  Years Ended March 31,
  2000                            $10.62       $0.63   L          ($0.38)       $0.25       ($0.78)              -          ($0.78)
  1999                             10.85        0.58   L            0.06         0.64        (0.57)          (0.30)          (0.87)
  Nine Months Ended March
   31, 1998 (B)                    10.72        0.46   L            0.23         0.69        (0.46)          (0.10)          (0.56)
  Years Ended June 30, 1997        10.48        0.55   L            0.30         0.85        (0.54)          (0.07)          (0.61)
  1996                             10.74        0.54   L           (0.01)        0.53        (0.54)          (0.25)          (0.79)
  1995                             10.00        0.39   L            0.60         0.99        (0.24)          (0.01)          (0.25)
 Financial Intermediary Class
  Period Ended
    November 30, 1999 (O)         $10.61       $0.41   M          ($0.33)       $0.08       ($0.43)              -          ($0.43)
  Year Ended March 31, 1999
   (G)                             10.60        0.12   M           (0.11)        0.01            -               -               -

Western Asset Non-U.S
 Fixed Income Portfolio
  Years Ended March 31,
  2000                            $10.21       $0.49   N          ($0.47)       $0.02       ($0.50)         ($0.14)         ($0.64)
  1999 (H)                         10.00        0.30   N            0.31         0.61        (0.20)          (0.20)          (0.40)

/A/ All per share figures for the Institutional Class reflect the 10 for 1 stock split effective May 29, 1998.
/B/ The Fund's year end changed from June 30 to March 31.
/C/ Not annualized
/D/ Annualized
/E/ For the period July 22, 1999 (commencement of operations) to March 31, 2000 /F/ For the period July 8, 1998 (commencement of operations) to March 31, 1999. /G/ For the period January 7, 1999 (commencement of operations) to March 31,
    1999.
/H/ For the period July 15, 1998 (commencement of operations) to March 31,
    1999.
/I/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.51%, 0.50% and 0.50% for the years ended March 31, 2000, 1999 and the nine months ended March 31, 1998, and 0.50%, 0.53% and 0.53%
for the years ended June 30, 1997, 1996 and 1995, respectively.
/J/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.75%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.76% for the period July 22, 1999 (commencement of operations) to March 31, 2000.

                                                                    Ratios/Supplemental Data
                                             --------------------------------------------------------------------
                                                                                  Net
                                  Net Asset                                Investment                    Net Assets
                                     Value,                     Expenses       Income    Portfolio           End of
                                     End of       Total       to Average   to Average     Turnover           Period
                                     Period      Return       Net Assets   Net Assets         Rate    (in thousands)
-------------------------------------------------------------------------------------------------------------------
                                     $10.39       1.99%  I     0.50%  I      6.3%  I        260.4%         $649,038
                                      11.01       5.61%  I     0.50%  I      5.7%  I        484.3%          685,489
                                      11.59       8.91%  I,C   0.50%  I,D    6.0%  I,D      226.9%  D       617,676

                                      11.28       8.27%  I     0.50%  I      6.4%  I        384.8%          508,353
                                      11.05       4.86%  I     0.50%  I      6.3%  I        266.0%          453,699
                                      11.22      14.12%  I     0.50%  I      7.0%  I        257.9%          336,774

                                     $10.40       1.97%  J,C   0.75%  J,D    6.2%  J,D      260.4%  D      $  1,456

                                     $ 9.48       1.95%  K     0.50%  K      6.2%  K        315.9%         $215,184
                                       9.97       2.58%  K,C   0.50%  K,D    5.4%  K,D      565.7%  D       119,646

                                     $10.09       2.49%  L     0.45%  L      6.3%  L        440.8%         $376,056
                                      10.62       6.01%  L     0.45%  L      5.5%  L        389.6%          314,534
                                      10.85       6.59%  L,C   0.45%  L,D    5.8%  L,D      401.4%  D       293,531

                                      10.72       8.32%  L     0.45%  L      6.3%  L        419.3%          224,497
                                      10.48       5.15%  L     0.50%  L      6.3%  L        841.3%           66,079
                                      10.74      10.08%  L     0.50%  L      6.1%  L        764.5%           20,313

                                     $10.26       0.81%  M,C   0.70%  M,D    5.9%  M,D      471.8%  D             -
                                      10.61       0.09%  M,C   0.70%  M,D    5.2%  M,D      389.6%  D         3,792


                                     $ 9.59       0.57%  N     0.55%         4.9%  N        347.1%         $ 62,526
                                      10.21       5.81%  N,D   0.55%  N,D    4.1%  N,D      388.0%  D        65,358

/K/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.65% for the year ended March 31, 2000 and 0.65% for the period July 8, 1998 (commencement of operations) to March 31, 1999.
/L/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50% until August 5, 1996 and 0.45% thereafter. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.48% for the years ended March 31, 2000 and 1999, respectively, 0.52% for the nine months ended March 31, 1998, and 0.55%, 1.03% and 1.60% for the years ended June 30, 1997, 1996 and 1995, respectively.
/M/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.70%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.74% for the period ending November 30, 1999 (liquidation of Financial Intermediary Class) and 0.73% for the period January 7, 1999 (commencement of operations) to March 31, 1999.
/N/ Net of advisory fees waived pursuant to a voluntary expense limitation of 0.55%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.83% for the year ended March 31, 2000, and 0.85% for the period July 15, 1998 (commencement of operations) to March 31, 1999.
/O/ Liquidation of Financial Intermediary Class of shares

Financial Highlights
LM Institutional Fund Advisors II, Inc.

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.


                                                    Investment Operations                        Distributions
                                         -----------------------------------------  ---------------------------------------
                                                                                                                               Net
                             Net Asset                 Net Realized &                               From Net                   Asset
                                Value,          Net   Unrealized Gain   Total From    From Net      Realized                  Value,
                             Beginning   Investment         (Loss) On   Investment  Investment       Gain on          Total   End of
                             of Period       Income       Investments   Operations      Income   Investments  Distributions   Period
------------------------------------------------------------------------------------------------------------------------------------
LM Value Institutional
 Portfolio
Institutional Class
Year Ended March 31, 2000       $15.85        $0.05            $ 1.17       $ 1.22     $(0.05)       $(0.08)        $ (0.13)  $16.94
September 22, 1998(A) to
 March 31, 1999                  10.00         0.04 B            5.83         5.87      (0.02)            -           (0.02)   15.85

Financial Intermediary
 Class
Year Ended March 31, 2000       $15.86        $0.02 C          $ 1.15       $ 1.17     $(0.02)       $(0.08)        $ (0.10)  $16.93
October 22, 1998(A) to
 March 31, 1999                  10.71         0.03 C            5.14         5.17      (0.02)            -           (0.02)   15.86

Batterymarch U.S. Small
  Capitalization Equity
   Portfolio
March 13, 2000(A) to March
 31, 2000                       $10.00         N.M. D         $ (0.32)      $(0.32)    $    -        $    -         $     -   $ 9.68


/A/ Commencement of operations
/B/ Net of fees waived or reimbursements made by the Adviser in excess of a voluntary expense limitation of 0.75% until July 31, 1999. If no fees had been waived the annualized ratio of expenses to average daily net assets for the period would have been 1.08%.
/C/ Net of fees waived or reimbursements made by the Adviser in excess of a contractual expense limitation of 1.00% until August 1, 2000. If no fees had been waived the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000 would have been 1.01% and for the period ended March 31, 1999 would have been 1.33%.
/D/ Net of fees waived and expenses reimbursed by the Manager pursuant to a contractual expense limitation of 0.95% until August 1, 2000. If no fees had been waived or expenses reimbursed by the Manager, the annualized ratio of expenses to average daily net assets for the period would have been 5.70%.
/E/ Not annualized
/F/ Annualized
N.M. Not meaningful


                                                Net Investment
                                    Expenses            Income       Ratios/Supplemental Data   Net assets,
                         Total    to Average        to Average                 Portfolio      End of Period
                        Return    Net Assets        Net Assets             Turnover Rate     (In Thousands)
-----------------------------------------------------------------------------------------------------------
                         7.74%         0.75%             0.44%                     23.1%          $ 433,036
                        58.81%  E      0.75%  B, F       0.84%  B, F               28.6%  F         115,798

                         7.41%         1.00%  C          0.22%  C                  23.1%          $ 180,647
                        48.32%  E      1.00%  C, F       0.43%  C, F               28.6%  F          18,751

                        (3.20%) E      0.95%  D, F       3.42%  D, F                N.M.          $   6,757

Appendix A: Prior Performance of LMIFA II Advisers' Other Accounts

Except in the case of the LM Balanced Institutional Portfolio, the Advisers of LMIFA II have managed other client accounts that have investment objectives, policies and strategies that are similar, but not necessarily identical, to those of the Portfolios that they manage. In the case of the LM Balanced Institutional Portfolio, each of the Portfolios in which that Portfolio invests has prior performance. Representative investment performance for these accounts is stated below. The investment performance is shown on an annual total return basis, with returns for periods of less than one year not annualized, and on an average annual total return basis. The performance information is provided through June 30, 2000.

The prior performance information shown is in two categories and reflects the performance of either: (1) composites of certain of the Adviser's separately managed accounts and (2) SEC-registered, open-end investment companies. In each case, the account or accounts have investment objectives, policies and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio and were managed throughout the periods shown using investment styles and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio, except in the case of the LM Balanced Institutional Portfolio, where information is provided for each of the equity and fixed income components. To the extent a composite of accounts is shown, the composite includes all of the fully-discretionary, fee-paying accounts managed by such Adviser during the periods shown using investment objectives, policies and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio.

The performance information for composites has been adjusted to give effect to the Portfolios' estimated fees and expenses, before waivers and reimbursements, for the Financial Intermediary Class shares as shown in the tables beginning on page 22. The performance information for composites assumes reinvestment of all dividends and proceeds from capital transactions and has been prepared in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR standards"), except for the deduction of estimated fees and expenses listed in the Fees and Expenses tables as noted above. The performance results would be more favorable if they had been adjusted for estimated fees and expenses of the Institutional Class shares of the Portfolios. Accounts included in composites are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on each of the Portfolios by the Investment Company Act of 1940 (the "1940 Act") or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations.

Performance for SEC-registered, open-end investment companies is calculated using the SEC's standardized total return formula, which is based upon the change in value of an assumed initial investment of $10,000 from the beginning through the end of a period and assumes reinvestment of all dividends and other distributions. For periods of more than one year, the result is then annualized and expressed as a percentage of the initial investment, and includes the effect of operating expenses, including advisory fees. Information about the investment objectives, policies, expenses and net assets of each of the investment companies follows the performance information.

The method for calculating performance for the composites produces a different result than if the performance were calculated using the SEC's method for calculating the total return of an open-end investment company.

A Portfolio's expenses, timing of purchases and sales of portfolio securities, timing and availability of cash flows, cash positions (which are typically greater for open-end investment companies than for separate accounts), and brokerage commissions are some of the factors that might cause performance results of the Portfolio to vary from that of the composites and/or investment companies shown. In particular, the large infusions of cash that are typically associated with the commencement of operations of new mutual funds such as the Portfolios, as well as differences in the amount of assets held by the Portfolios as opposed to the accounts and/or investment companies shown below, can affect the ability and the manner in which security positions are accumulated or liquidated, and thus may cause a Portfolio's performance to vary from that of the composites and/or investment companies shown below.

As noted above, the investment objectives, policies, styles and strategies of each Portfolio are not necessarily identical to those of the relevant composites and/or investment companies shown below. Again, for these and other reasons, the performance of the Portfolios will vary from that of the composites and/or investment companies.

Prior Performance of Accounts Similar to the LM Value Institutional Portfolio.

The investment performance for the period from July 1, 1990 to June 30, 2000 of all accounts managed by LMFM and Legg Mason Capital Management, Inc. ("LMCM"), an affiliate of LMFM that shares investment personnel with LMFM, that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio is shown below. The benchmark index to which the accounts are compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance because, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return
Year Ended June 30,           Account Performance   S&P 500 Performance
2000                                         4.55%                 7.24%
1999                                        42.41%                22.77%
1998                                        39.39%                30.16%
1997                                        53.32%                34.71%
1996                                        29.69%                26.00%
1995                                        28.64%                26.07%
1994                                         5.72%                 1.41%
1993                                        14.94%                13.63%
1992                                        19.53%                13.41%
1991                                        -4.32%                 7.39%

Average Annual Total Return
Period Ended June 30, 2000    Account Performance   S&P 500 Performance
1 Year                                       4.55%                 7.24%
3 Year                                      27.56%                19.66%
5 Year                                      32.78%                23.80%
10 Year                                     22.12%                17.80%

The number of accounts included in the composite has ranged from 1 to 12 over the relevant period and the aggregate assets of the accounts has ranged from $637 million to $14.2 billion over the period. One of the accounts included in the composite is a registered investment company. In addition, all of the fully discretionary accounts of LMCM with assets greater than $25 million are included in the composite after a period of three months and after the account becomes fully invested. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from July 1, 1990 to June 30, 2000 for the Primary Class shares of the Legg Mason Value Trust ("Value Trust"), which has been advised by LMFM or LMFA since its inception, is shown below. Although LMFM is newly organized, its principal employees advised the Value Trust during their association with LMFA.

Yearly Total Return
Year Ended June 30,           Account Performance   S&P 500 Performance
2000                                         3.80%                 7.24%
1999                                        41.65%                22.77%
1998                                        38.48%                30.16%
1997                                        52.16%                34.71%
1996                                        28.64%                26.00%
1995                                        27.59%                26.07%
1994                                         4.86%                 1.41%
1993                                        13.95%                13.63%
1992                                        18.48%                13.41%
1991                                        -5.20%                 7.39%

Average Annual Total Return
Period Ended June 30, 2000     Account Performance   S&P 500 Performance
1 Year                                        3.80%                 7.24%

3 Year                                       26.75%                19.66%
5 Year                                       31.86%                23.80%
10 Year                                      21.17%                17.80%

Value Trust, which commenced operations on April 16, 1982, is a diversified open-end investment company. Value Trust's investment objective is long-term growth of capital. Value Trust invests primarily in equity securities that, in the Adviser's opinion, offer the potential for capital growth. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. Value Trust generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

Value Trust may also invest in debt securities of companies having one or more of the above characteristics. Value Trust may invest up to 25% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade.

For temporary purposes, or when cash is temporarily available, Value Trust may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities.

As of June 30, 2000, Value Trust had approximately $12.86 billion in assets. For its fiscal year ended March 31, 2000, the Primary Class shares of Value Trust had a total expense ratio of 1.68%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS BEEN IN OPERATION ONLY SINCE SEPTEMBER 22, 1998. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

The investment performance for the period September 22, 1998 (inception) to June 30, 2000 for the Institutional Class shares of the LM Value Institutional Portfolio ("Value Institutional"), which has been advised by LMFM or LMFA since its inception, is shown below.

Yearly Total Return
Year Ended June 30,           Account Performance      S&P 500 Performance
2000                                         5.75%                 7.24%
1999 (Inception 9/22/98)                    57.31%                36.33%*

Average Annual Total Return
Period Ended June 30, 2000     Account Performance     S&P 500 Performance
1 Year                                        5.75%                  7.24%
Inception (9/22/98)                          33.26%                 24.24%*

*Performance since inception for the Index is calculated from September 30, 1998.


The investment performance for the period October 22, 1998 (inception) to June 30, 2000 for the Financial Intermediary Class shares of Value Institutional is shown below.

Yearly Total Return
Year Ended June 30,           Account Performance      S&P 500 Performance
2000                                         5.43%                   7.24%
1999 (Inception 10/22/98)                   46.85%                  28.45%*

Average Annual Total Return
Period Ended June 30, 2000     Account Performance     S&P 500 Performance
1 Year                                        5.43%                  7.24%
Inception (10/22/98)                         29.51%                 19.83%*

*Performance since inception for the Index is calculated from October 31, 1998.

Prior Performance of a Registered Investment Company Similar to the LM Special Investment Institutional Portfolio.

The investment performance for the period from July 1, 1990 to June 30, 2000 for the Primary Class shares the Legg Mason Special Investment Trust ("Special Investment Trust") is shown below. LMFM or LMFA has served as the Adviser of the Special Investment Trust since its inception. Although LMFM is newly organized, its principal employees advised Special Investment Trust during their association with LMFA. The benchmark index to which Special Investment Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Special Investment Trust's performance since, unlike the performance of Special Investment Trust, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return
Year Ended June 30,           Account Performance      S&P 500 Performance
2000                                       10.96%                  7.24%
1999                                       27.18%                 22.77%
1998                                       22.29%                 30.16%
1997                                       22.52%                 34.17%
1996                                       25.89%                 26.00%
1995                                        8.85%                 26.07%
1994                                        4.97%                  1.41%
1993                                       25.72%                 13.63%
1992                                       12.34%                 13.41%
1991                                       14.37%                  7.39%

Average Annual Total Return
Period Ended June 30, 2000     Account Performance     S&P 500 Performance
1 Year                                      10.96%                 7.24%
3 Year                                      19.95%                19.66%
5 Year                                      21.63%                23.80%
10 Year                                     17.25%                17.80%

Special Investment Trust, which commenced operations on December 30, 1985, is a diversified open-end investment company. Special Investment Trust's investment objective is capital appreciation. Special Investment Trust invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The Adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are securities undergoing unusual or possibly one-time developments that, in the opinion of the Adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

Special Investment Trust's Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

Special Investment Trust also invests in debt securities of companies having one or more of the above characteristics. Special Investment Trust may invest up to 35% of its net assets in debt securities rated below investment grade. Special Investment Trust may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

For temporary defensive purposes, or when cash is temporarily available, Special Investment Trust may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities.

As of June 30, 2000, Special Investment Trust had approximately $2.6 billion in assets. For its fiscal year ended March 31, 2000, the Primary Class shares of Special Investment Trust had a total expense ratio of 1.80%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of a Registered Investment Company Similar to the LM Total Return Institutional Portfolio.

The investment performance for the period from July 1, 1990 to June 30, 2000 for the Primary Class shares the Legg Mason Total Return Trust, Inc. ("Total Return Trust") is shown below. LMFM or LMFA has served as Adviser to the Total Return Trust. Although LMFM is newly organized, its employees advised Total Return Trust during their association with LMFA. The benchmark index to which Total Return Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Total Return Trust's performance since, unlike the performance of Total Return Trust, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return
Year Ended June 30,           Account Performance      S&P 500 Performance
2000                                      -15.06%                 7.24%
1999                                        3.45%                22.77%
1998                                       23.31%                30.16%
1997                                       38.14%                34.71%
1996                                       23.28%                26.00%
1995                                       11.83%                26.07%
1994                                        4.69%                 1.41%
1993                                       14.66%                13.63%
1992                                       25.09%                13.41%
1991                                        2.45%                 7.39%

Average Annual Total Return
Period Ended June 30, 2000     Account Performance     S&P 500 Performance
1 Year                                    -15.06%                 7.24%
3 Year                                      2.71%                19.66%
5 Year                                     13.03%                23.80%
10 Year                                    12.24%                17.80%

Total Return Trust, which commenced operations on November 21, 1985, is a diversified open-end investment company. Total Return Trust's investment objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Total Return Trust invests primarily in securities that, in the Adviser's opinion, offer the potential for long-term capital growth and attractive current income. Total Return Trust invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. Total Return Trust may invest in securities that do not pay current income but do, in the Adviser's opinion, offer prospects for capital appreciation and/or future income. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Total Return Trust may invest in companies of any size.

Total Return Trust may invest in money market securities for temporary defensive purposes or when cash is temporarily available. Consistent with the investment objective, Total Return Trust may also invest in debt securities when the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. Total Return Trust may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade.

As of June 30, 2000 Total Return Trust had approximately $362.6 million in assets. For its fiscal year ended March 31, 2000, the Primary Class shares of Total Return Trust had a total expense ratio of 1.89%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of the Underlying Portfolios of the LM Balanced Institutional Portfolio.

The LM Balanced Institutional Portfolio is a Portfolio that invests its assets in shares of Value Institutional and the Western Asset Core Portfolio ("Core"). The prior performance shown below is not that of the LM Balanced Institutional Portfolio, but for Value Institutional and Core. The prior performance information for Value Institutional and Core should not be considered a substitute for the performance of the LM Balanced Institutional Portfolio. As described elsewhere in the Prospectus, the LM Balanced Institutional Portfolio's Adviser will allocate the assets of the Portfolio between Value Institutional and Core in its discretion, and there can be no assurance that any particular allocation will be achieved or maintained. The Balanced Portfolio will bear its own expenses, which are not reflected in the prior performance shown in the Prospectus. As the Balanced Portfolio may only invest in the Institutional Class shares of the underlying Portfolios, the returns below do not reflect any 12b-1 fees.

The investment performance for the period September 22, 1998 (inception) to June 30, 2000 for the Institutional Class shares of Value Institutional, which has been advised by LMFM or LMFA since its inception, is shown below.

Yearly Total Return

Year Ended June 30,           Account Performance      S&P 500 Performance
2000                                        5.75%                    7.24%
1999 (Inception 9/22/98)                   57.31%                  36.33%*

Average Annual Total Return
Period Ended June 30, 2000    Account Performance      S&P 500 Performance
1 Year                                       5.75%                   7.24%
Inception (9/22/98)                         33.26%                 24.24%*

*Performance since inception shown for the Index is calculated from September 30, 1998.

For a description of Value Institutional, please see page 10 of the Prospectus.

As of June 30, 2000, Value Institutional had approximately $570.1 million in assets. For its fiscal year ended March 31, 2000, the Institutional Class shares of Value Institutional had a total expense ratio of 0.75%

The investment performance for the period September 4, 1990 (inception) to June 30, 2000 for the Institutional Class shares of Core, which has been advised by Western Asset since its inception, is shown below.

Yearly Total Return

Year Ended June 30,       Account Performance   Salomon Broad Market Performance
2000                                   5.13%                              4.51%
1999                                   1.99%                              3.12%
1998                                  11.64%                             10.59%
1997                                   8.27%                              8.17%
1996                                   4.86%                              4.95%
1995                                  14.10%                             12.55%
1994                                  -0.88%                             -1.17%
1993                                  14.52%                             11.98%
1992                                  15.61%                             14.12%
1991 (Inception 9/4/90)               11.01%                            10.72%*

Average Annual Total Return

Period Ended June 30, 2000,    Account Performance   Salomon Broad Market Performance
1 Year                                       5.13%                4.51%
3 Year                                       6.18%                6.02%
5 Year                                       6.33%                6.23%
Inception (9/4/90)                           8.64%               7.99%*

*Performance since inception shown for the Index is calculated from August 31, 1990.

For a description of Core, see page 4 of the Prospectus.

As of June 30, 2000, Core had approximately $652.1 million in assets. For its fiscal year ended March 31, 2000, the Institutional Class shares of Core had a total expense ratio of 0.50% (after fee waivers; 0.51% in the absense of such waivers).

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of Accounts Similar to the Batterymarch U.S. MidCapitalization Equity Portfolio.

The investment performance for the period from December 1, 1998 to June 30, 2000 of all accounts managed by Batterymarch that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio is shown below. December 1, 1998 represents the commencement of investment activities for the initial account included in the Composite. The benchmark index to which the accounts are compared is the S&P MidCap 400 Index ("S&P 400"). The S&P 400 is an unmanaged, market-weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return
Year Ended June 30,                Account Performance      S&P MidCap 400 Performance
2000                                            25.34%                 16.98%
1999 (Inception 12/1/98)                        19.45%                19.78%*

Average Annual Total Return
Period Ended June 30, 2000         Account Performance      S&P MidCap 400 Performance
1 Year                                          25.34%                 16.98%
Inception (12/1/98)                             29.03%                23.75%*

*Performance since inception shown for the Index is calculated from November 30, 1998.

The number of accounts included in the composite has ranged from 1 to 3 over the relevant period and the aggregate assets of the accounts has ranged from $22 million to $98 million over the period. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of Accounts Similar to the Batterymarch U.S. Small Capitalization Equity Portfolio.

The investment performance for the period from October 1, 1993 to June 30, 2000 of all accounts managed by Batterymarch that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio is shown below. October 1, 1993 represents the commencement of investment activities for the initial account included in the composite. The benchmark index to which the accounts are compared is the Russell 2000 Index ("Russell 2000"). The Russell 2000 is an unmanaged, capitalization-weighted, broad-based index of 2,000 small capitalization U.S. companies. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return

Year Ended June 30,            Account Performance   Russell 2000 Performance
2000                                        34.49%            14.32%
1999                                        13.88%             1.50%
1998                                        23.63%            16.51%
1997                                        26.96%            16.33%
1996                                        36.71%            23.89%
1995                                        22.90%            20.11%
1994 (Inception 10/1/93)                    -6.18%           -4.05%*

Average Annual Total Return

Period Ended June 30, 2000     Account Performance   Russell 2000 Performance
1 Year                                      34.49%            14.32%
3 Year                                      23.71%            10.57%
5 Year                                      26.87%            14.27%
Inception (10/1/93)                         21.82%           12.73%*

*Performance since inception shown for the Index is calculated from September 30, 1993.

The number of accounts included in the composite has ranged from 1 to 15 over the relevant period and the aggregate assets of the accounts has ranged from $21 million to $181 million over the period. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS BEEN IN OPERATION ONLY SINCE MARCH 13, 2000. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

The investment performance for the period March 13, 1999 (inception) to June 30, 2000 for the Institutional Class shares of the Batterymarch U.S. Small Capitalization Equity Portfolio, which has been advised by Batterymarch since its inception, is shown below.

Yearly Total Return

Year Ended June 30,        Account Performance     Russell 2000 Performance
2000 (Inception 3/13/00)                -1.00%             -10.12%*

*Performance since inception shown for the Index is calculated from February 29, 2000.

Prior Performance of Accounts Similar to the Batterymarch International Equity Portfolio.

The investment performance for the period from July 1, 1990 to June 30, 2000 of all accounts managed by Batterymarch that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio is shown below. The benchmark index to which the accounts are compared is the MSCI Europe Australia & Far East Index ("MSCI EAFE"). The MSCI EAFE is an unmanaged index representing the performance of share prices of approximately 1100 companies listed on stock exchanges around the world. Twenty countries are included in the Index. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.

Yearly Total Return
Year Ended June 30,           Account Performance      MSCI EAFE Performance
2000                                       11.81%                   17.44%
1999                                       -5.93%                    7.92%
1998                                       11.72%                    6.38%
1997                                       18.51%                   13.16%
1996                                       14.24%                   13.62%
1995                                        1.20%                    1.95%
1994                                       17.32%                   17.30%
1993                                        6.60%                   20.70%
1992                                        8.26%                   -0.31%
1991                                      -15.96%                  -11.23%

Average Annual Total Return
Period Ended June 30, 2000    Account Performance      MSCI EAFE Performance
1 Year                                     11.81%                   17.44%
3 Year                                      5.71%                   10.48%
5 Year                                      9.93%                   11.63%
10 Year                                     6.44%                    8.28%

The number of accounts included in the composite has ranged from 4 to 11 over the relevant period and the aggregate assets of the accounts has ranged from $705 million to $1.4 billion over the period. One of the accounts included in the composite is a registered investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from February 17, 1995 (inception) to June 30, 2000 for the Primary Class shares the Legg Mason International Equity Trust ("International Equity Trust"), which has been advised by Batterymarch since its inception, is shown below.

Yearly Total Return
Year Ended June 30,           Account Performance      MSCI EAFE Performance
2000                                        8.97%                   17.44%

1999                                       -7.03%                    7.92%
1998                                        5.73%                    6.38%
1997                                       18.74%                   13.16%
1996                                       15.90%                   13.62%
1995 (Inception 2/17/95)                    4.00%                   6.08%*

Average Annual Total Return
Period Ended June 30, 2000    Account Performance      MSCI EAFE Performance
1 Year                                      8.97%                   17.44%
3 Year                                      3.25%                   10.48%
5 Year                                      8.07%                   11.63%
Since Inception (2/17/95)                   8.28%                  12.31%*

*Performance since inception shown for the Index is calculated from February 28, 1995.

International Equity Trust, which commenced operations on February 17, 1995, is a diversified open-end investment company. International Equity Trust's investment objective is maximum long-term total return. International Equity Trust's Adviser currently intends to invest substantially all of the fund's assets in non-U.S. equity securities. The primary focus of the Adviser is stock selection, with a secondary focus on country allocation. The Adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (i.e., supply and demand). Because the same quantitative factors are not effective across all markets due to individual market characteristics, the Adviser adjusts the stock selection model to include factors that its research indicates are effective, eliminating factors that are not valid in a particular market. The Adviser runs the stock selection model and re-balances the portfolio daily, purchasing all stocks ranked "buys" by the model and selling all stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Country allocation for the developed markets portion of the fund is based on rankings generated by the Adviser's proprietary country model. The Adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, United Kingdom, France, Canada and Germany. International Equity Trust may invest up to 35% of its total assets in emerging market securities. The Adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that the adviser believes to have strong growth prospects and reasonable evaluations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

International Equity Trust's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Adviser may also seek to enhance portfolio returns through active currency hedging strategies. More than 25% of International Equity Trust's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the Adviser believes such action is warranted by abnormal market or economic situations, International Equity Trust may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the fund's Adviser to be investment grade.

As of June 30, 2000, International Equity Trust had approximately $253.9 million in assets. For its fiscal year ended December 31, 1999, the Primary Class shares of International Equity Trust had a total expense ratio of 2.13%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of Accounts Similar to the Batterymarch Emerging Markets Portfolio.

The investment performance for the period from January 1, 1994 to June 30, 2000 of all accounts managed by Batterymarch that have investment objectives, policies and strategies that are substantially similar to those of the Portfolio is shown below. January 1, 1994 represents the commencement of investment activities for the initial account included in the composite. The benchmark index to which the accounts are compared is the MSCI Emerging Markets Free Index with Gross Dividends ("MSCI EMF"). The MSCI EMF is an unmanaged index representing the performance of a market-weighted aggregate of 26 individual emerging country indexes and takes into account local and market restrictions on share ownership by foreigners. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.


Yearly Total Return
Year Ended June 30,            Account Performance   MSCI EMF Performance
2000                                        30.09%                  9.47%
1999                                        25.56%                 28.71%
1998                                       -34.01%                -39.08%
1997                                        19.99%                 12.82%
1996                                        10.61%                  8.47%
1995                                        -7.51%                  0.01%
1994 (Inception 1/1/94)                    -10.82%                 -9.04%*

Average Annual Total Return
Period Ended June 30, 2000     Account Performance   MSCI EMF Performance
1 Year                                      30.09%                  9.47%
3 Year                                       2.67%                 -4.96%
5 Year                                       7.60%                  0.99%
Since Inception (1/1/94)                     2.17%                 -0.92%*

*Performance since inception shown for the Index is calculated from December 31, 1993.

The number of accounts included in the composite has ranged from 1 to 5 over the relevant period and the aggregate assets of the accounts has ranged from $43 million to $1.2 billion over the period. One of the accounts included in the composite is a registered investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from May 28, 1996 (inception) to June 30, 2000 for the Primary Class shares of the Legg Mason Emerging Markets Trust ("Emerging Markets Trust"), which has been advised by Batterymarch since its inception, is shown below.

Yearly Total Return
Year Ended June 30,            Account Performance   MSCI EMF Performance
2000                                        28.82%                  9.47%
1999                                        24.82%                 28.71%
1998                                       -34.42%                -39.08%
1997                                        27.41%                 12.82%
1996 (Inception 5/28/96)                     0.20%                 -0.45%*

Average Annual Total Return
Period Ended June 30, 2000     Account Performance   MSCI EMF Performance
1 Year                                      28.82%                  9.47%
3 Year                                       1.78%                 -4.96%
Since Inception (5/28/96)                    7.70%                 -0.63%*

*Performance since inception shown for the Index is calculated from May 31, 1996.

Emerging Markets Trust, which commenced operations on May 28, 1996, is a diversified open-end investment company. Emerging Markets Trust's investment objective is long-term capital appreciation. Emerging Markets Trust's Adviser intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

Emerging Markets Trust intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of Emerging Markets Trust's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

The Adviser focuses on higher-quality, dominant emerging markets companies that the Adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The Adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the Adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the Adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the Adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

When cash is temporarily available, or for temporary defensive purposes, when the Adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade.

As of June 30, 2000, Emerging Markets Trust had approximately $118.5 million in assets. For its fiscal year ended December 31, 1999, the Primary Class shares of Emerging Markets Trust had a total expense ratio of 2.50% (after fee waivers; 2.75% in the absence of such waivers).

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S FUTURE PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

LM Institutional Fund Advisors I
LM Institutional Fund Advisors II

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian                               Transfer Agent
State Street Bank and Trust Co.         Boston Financial Data Services
P.O. Box 1713                           P.O. Box 953
Boston, Massachusetts 02105             Boston, Massachusetts 02103

Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Accountants                 Independent Auditors
For LMIFA I Portfolios:                 For LMIFA II Portfolios:
PricewaterhouseCoopers LLP              Ernst & Young LLP
250 W. Pratt Street                     2001 Market Street
Baltimore, Maryland 21201               Philadelphia, PA 19103

Distributors
For all Portfolios:                     For LMIFA I Portfolios:
Legg Mason Wood Walker, Incorporated    Arroyo Seco, Inc.
100 Light Street P.O. Box 1476          117 East Colorado Boulevard
Baltimore, Maryland 21203-1476          Pasadena, California 91105

For investors who want more information about LM Institutional Fund Advisors I, Inc. ("LMIFA I") and LM Institutional Fund Advisors II, Inc. ("LMIFA II"), the following documents are available upon request.

Annual Reports
Annual and semi-annual reports provide additional information about the Portfolios' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal year.

Statement of Additional Information
The SAI of each of LMIFA I and LMIFA II contains additional detailed information about LMIFA I and LMIFA II and is incorporated by reference into (legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the Portfolios and make shareholder inquiries by calling 1-888-425-6432.

Information about the Portfolios, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at: publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act of 1940 file numbers for LMIFA I and LMIFA II are 811-06110 and 811-8611, respectively.

                     LM INSTITUTIONAL FUND ADVISORS I, INC

                      Statement of Additional Information
                                August 1, 2000


LM Institutional Fund Advisors I, Inc. (the "Fund") is a no-load, open-end management investment company. The Fund currently consists of eleven separate professionally managed investment portfolios, which are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio."

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated August 1, 2000, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus are available without charge from LM Institutional Advisors, Inc. at 1-888-425-6432.

                               Table of Contents

Definitions                                                                          3
Additional Information About Investment Limitations and Policies                     3
Additional Information About Securities, Investment Techniques and Related Risks     6
Valuation of Portfolio Shares                                                       23
Management of the Portfolios                                                        25
Purchases and Redemptions                                                           30
Exchange Privilege                                                                  31
Portfolio Transactions and Brokerage                                                31
Additional Tax Information                                                          32
Other Information                                                                   34
Principal Holders of Securities                                                     34
Financial Statements and Report of Independent Accountants                          40

Definitions

"Adviser" means the investment advisory firm that manages a Portfolio's assets. Western Asset and WAML are each Advisers.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the party that is responsible for the distribution or sale of the Fund's shares. Legg Mason is the Fund's Distributor. Arroyo Seco, Inc. also serves as a Distributor to the Fund.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.

"Manager" means LM Institutional Advisors, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSROs" means nationally recognized (or foreign) statistical rating organizations, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

"Plans" means the Fund's Distribution and Shareholder Services Plans.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Fund who is an Independent Director and who has no direct or indirect financial interest in the operation of the Fund's Plans or the Fund's Underwriting Agreement.

"WAML" means Western Asset Management Company Limited, 155 Bishopsgate, London, England. WAML is the Adviser to the Western Asset Non-U.S. Fixed Income Portfolio and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, and the Western Asset Global Strategic Income Portfolio.

"Western Asset" means Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Fixed Income Portfolio.

Additional Information About Investment Limitations and Policies

Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

The Western Asset Core Portfolio may not:

(1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

(2) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

(4) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

(5) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

(6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

(7) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

(8) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

In addition, the Western Asset Core Portfolio may:

(9) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Other than the Western Asset Core Portfolio, each Portfolio may (except as noted below):

(1) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)

(3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)

(4) Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition, the Western Asset Money Market Portfolio and the Western Asset Intermediate Portfolio may not:

(5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that investments by the Western Asset Money Market Portfolio in U.S. bank instruments (such as bankers' acceptances, certificates of deposits and time or demand deposits) shall not be considered investments in any one industry for purposes of this policy; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

(7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

Additional Information

With respect to fundamental investment limitations numbered (1) through (4) of each Portfolio, other than the Western Asset Core Portfolio, and fundamental investment limitation numbered (9) of the Western Asset Core Portfolio, the fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these limitations of the 1940 Act are not "fundamental," that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1) Under the 1940 Act, a Portfolio may only
--------------------------------------
borrow up to one-third of the value of its total assets. Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A Portfolio may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations.

Fundamental Investment Restriction (2) "Concentration" is interpreted under the
--------------------------------------
1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry.

Fundamental Investment Restriction (3) The 1940 Act prohibits a diversified
--------------------------------------
mutual fund from underwriting securities in excess of 25% of its total assets.

Fundamental Investment Restriction (4) This restriction would permit investment
--------------------------------------
in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information. Each Portfolio, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

Additional Information about Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, each Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Fund's Prospectus, or elsewhere in this Statement of Additional Information, a Portfolio may engage in each of the practices listed below.

Foreign Securities

Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

Emerging Market Issuers The risks of foreign investment, described above, are
-----------------------
greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

Sovereign Debt Securities Sovereign debt is subject to risks in addition to
-------------------------
those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

Depositary Receipts American Depositary Receipts, or "ADRs," are securities
-------------------
issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Options on Securities

Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index.

A Portfolio may purchase call options on securities for any purpose. For example, a call option may be purchased by a Portfolio on a security that its Adviser intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

A Portfolio may purchase put options on securities for any purpose. For example, a put option may be purchased by a Portfolio in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Portfolio may also write call and put options.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement.

Each Portfolio will limit its use of futures contracts and futures options to hedging transactions or other circumstances permitted to registered investment companies by regulatory authorities. For example, a Portfolio might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

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

A futures contract on a security or foreign currency is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or foreign currency called for in the contract at a specified future time and at a specified price. A Portfolio may, for example, purchase a futures contract on a security or foreign currency when it intends to purchase securities or foreign currency but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the security or the relative value of the foreign currency that a Portfolio intends to purchase in the future. A rise in the price of the security or foreign currency prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the security or foreign currency under the futures contract. Conversely, a fall in the market price of the underlying security or foreign currency may result in a corresponding decrease in the value of the futures position. A Portfolio may sell a futures contract on a security or foreign currency, for example, in order to continue to receive the income from a security or foreign currency, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

A Portfolio may also purchase a call option on a futures contract to hedge against a market advance in securities or foreign currency that the Portfolio plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security or foreign currency that can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered call options on futures contracts as a partial hedge against a decline in the price of securities or foreign currency held in the Portfolio's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of securities or foreign currency held in the Portfolio's investment portfolio. A Portfolio may write a covered put option as a partial anticipatory hedge. A Portfolio may also write call and put options on futures contracts that are not covered.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations.

A Portfolio will not enter into futures contracts or option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures or options on futures. See "Additional Tax Information."

Risks Associated with Futures and Options

In considering the Portfolios' use of futures contracts and options, particular note should be taken of the following:

(1) Positions in futures contracts and options may be closed out only on an exchange or board of trade, which provides a secondary market for such futures contracts or options. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract and option prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract or option subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

(2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts. The inability to close out a futures or option position may also restrict the Portfolio's ability to sell the underlying security or currency at a time when the Adviser might otherwise do so.

(3) Successful use by a Portfolio of futures contracts and options will depend upon its Adviser's ability to predict market movements, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to anticipated levels at some point in the future. There is, in addition, the risk that movements in the price of the futures contract or option will not correlate with movements in the prices of the securities or currencies being hedged. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures or option position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures or option contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract or option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

(4) The value of an option position will reflect, among other things, the current market price of the underlying security, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or futures contract and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market.

(5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures and options position and the securities or currencies being hedged, movements in the prices of futures and options contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures and options markets. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures or options contracts over the short term. In addition, activities of large traders involving arbitrage and other investment strategies may result in temporary price distortions.

(6) Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security, currency or futures contract. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount paid and any transaction costs.

(7) Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

(8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls, which could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

(9) A Portfolio's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

(10) A Portfolio may purchase and write both exchange-traded options and options traded on the OTC market. Exchange markets for options on debt securities exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Portfolios intend to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. OTC options are considered illiquid by the SEC. Although the Portfolios will enter into OTC options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security or futures contract, the Portfolio may not sell the underlying security or futures contract or invest any cash, U.S. Government securities or short-term debt securities used as cover during the period it is obligated under such option. This requirement may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

Additional Risks of Options on Securities, Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges

Options on securities, options on currencies, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Cover for Hedging Strategies

Each Portfolio will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds, and, if the guidelines so require, will set aside cash or liquid securities in a segregated account with its custodian in the amount prescribed, as marked to market daily. Securities, options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a

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Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

Foreign Currency Exchange Transactions

Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase, sell and write exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated).

For position hedging purposes, each Portfolio may purchase, sell or write foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Risks Associated with Futures and Options" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

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

Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

Debt and Fixed Income Securities

The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. Government Obligations U.S. Government securities include (1) U.S. Treasury
---------------------------
bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Inflation-Indexed Securities The Western Asset Inflation Indexed Bond Portfolio
----------------------------
presently intends to invest in, and the other Portfolios may invest in, inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

                                                                              13
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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation indexed bonds is currently tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Related Securities Mortgage-related securities represent an interest in
---------------------------
a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

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

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

In determining the dollar-weighted average maturity of a Portfolio, the Portfolio's Adviser will follow industry practice in assigning an average life to the mortgage-related securities held by each Portfolio unless the interest rate on the mortgages underlying the securities is such that a different prepayment rate is likely. For example, if a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Western Asset may deem it appropriate to change the projected average life for a Portfolio's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Government Mortgage-Related Securities GNMA is the principal federal government
--------------------------------------
guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

Privately Issued Mortgage-Related Securities Mortgage-related securities offered
--------------------------------------------
by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

The private mortgage-related securities in which the Portfolios may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Foreign Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

Asset-Backed Securities Asset-backed securities refer to securities that
-----------------------
directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

Municipal Obligations Municipal obligations include obligations issued to obtain
---------------------
funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Corporate Debt Securities A Portfolio may invest in debt securities (i.e.,
-------------------------
bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Lower-Rated Securities Non-investment grade securities, i.e., securities rated
----------------------
below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.

The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's investment adviser may rely on the rating that it believes is more accurate. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

Where one of the NRSROs has assigned an investment grade rating to an instrument and others have given it a lower rating, the Portfolios may consider the instrument to be investment grade. The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Portfolios' Boards of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Stripped Securities Stripped securities are created by separating bonds into
-------------------
their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

Zero Coupon and Pay-In-Kind Securities A zero coupon bond is a security that
--------------------------------------
makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Commercial Paper and Other Short-term Investments

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Indexed Securities and Structured Notes

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Forward Commitments

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks Associated with Futures and Options Contracts."

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio).

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by its Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Securities of Other Investment Companies

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

Repurchase Agreements

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase Agreements may be viewed as a loan by a Portfolio.

Reverse Repurchase Agreements and Other Borrowing

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by a Portfolio.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, a Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, each Portfolio will segregate assets as required by the 1940 Act.

The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

Loans of Portfolio Securities

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Duration

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Diversification

Each Portfolio, other than the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio, intends to remain diversified, as "diversified" is defined under the 1940 Act. In general, a Portfolio is "diversified" under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Portfolio and 10% or less of the outstanding voting securities of such issuer. The value of the shares of a non-diversified Portfolio will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Alternative Investment Strategies

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

Investment Policies

The investment objective of each of the Western Asset Core, the Western Asset Intermediate and the Western Asset Money Market Portfolio are "fundamental." Except for investment policies designated as fundamental in this Prospectus or the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

Ratings of Debt Obligations

Moody's, S&P and NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Valuation of Portfolio Shares

Net asset value of a Portfolio share is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the Nasdaq Stock Market are normally valued at last sale prices. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of the latest closing bid and asked prices. Securities with remaining maturities of 60 days of less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the Board of Directors. The Portfolios may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Portfolio believes it would more accurately reflect the price it could realize on a current sale of the securities. Premiums received on the sale of call options are included in the net asset value of each class, and the current market value of options sold by a Portfolio will be subtracted from net assets of each class.

Use of the Amortized Cost Method by the Money Market Portfolios

Western Asset Government Money Market Portfolio and Western Asset Money Market Portfolio attempt to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed.

Use of the Amortized Cost Method The Board of Directors has determined that the
--------------------------------
interests of shareholders are best served by using the amortized cost method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The Board of Directors continually assesses the appropriateness of this method of valuation.

The Portfolios' use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and each Portfolio's investment objective.

Monitoring Procedures The Portfolios' procedures include monitoring the
---------------------
relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than 0.50% between the two, the Directors will take any steps they consider appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions Rule 2a-7 requires the Portfolios to limit investments
-----------------------
to instruments that, (i) in the opinion of the Adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two NRSROs (or one, if only one NRSRO has rated the security) or, (b) if unrated, are determined to be of comparable quality by the Adviser, all pursuant to procedures determined by the Board of Directors ("Eligible Securities"). The Portfolios may invest no more than 5% of total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the Portfolios will not invest more than 1% of total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer. The Rule requires the Portfolios to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 days can be purchased by the Portfolios; except that the Portfolios may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. SEC rules permit the Portfolios to treat certain long-term variable or floating rate instruments as having a maturity equal to the time remaining until the next reset of the interest rate or until the principal can be recovered through a demand.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolios will invest available cash to reduce the average maturity to 90 days or less as soon as possible.

It is the Portfolios' usual practice to hold portfolio securities to maturity and realize par, unless the Adviser determines that sale or other disposition is appropriate in light of a Portfolio's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Portfolios, computed by dividing the annualized daily income on a Portfolio's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Portfolios computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Management of the Portfolios

Directors and Officers

The Fund's officers are responsible for the operation of the Fund under the direction of its Board of Directors. The officers and Directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates Interested Directors.

Directors and Officers: LM Institutional Fund Advisors I, Inc.

The address of each officer and Director of LM Institutional Fund Advisors I, Inc. is 117 East Colorado Blvd., Pasadena, CA 91105.

William G. McGagh, 70 (1,4), Chairman of the Board and Director; Consultant, McGagh Associates (corporate financial consulting), January 1989 to present; Director of Pacific American Income Shares, Inc. (closed-end investment company). Formerly: Senior Vice President, Chief Financial Officer and Director of Northrop Grumman Corporation (military aircraft).

*Ronald L. Olson, 58 (5), Director; Senior Partner, Munger, Tolles & Olson (a law partnership); Director of Pacific American Income Shares, Inc., Edison International, Rand Corporation and Berkshire Hathaway, Inc.

Louis A. Simpson, 63 (1,2,3,4), Director; President and CEO Capital Operations of Government Employees Insurance Company (GEICO Corporation) since May 1993; Vice Chairman of GEICO (1985- 1993); Senior Vice President and Chief Investment Officer of GEICO (1979-1985). Director of Pacific American Income Shares, Inc., Potomac Electric Power Company, MediaOne Group, Inc. and Science Applications International Corporation (SAIC). Formerly: President and CEO of Western Asset.

Ronald J. Arnault, 56 (1,2), Director; President of RJA Consultants (energy industry financial consulting); Member, Board of Governors of The Music Center of Los Angeles, the Center Theatre Group and Occidental College; Director of Pacific American Income Shares, Inc. Formerly: Executive Vice President, Chief Financial Officer and Director of ARCO.

William E. B. Siart, 53 (2,3,4), Director; Chairman of the Board, Walt Disney Concert Hall I, Inc. (since 1998); President and Chief Executive Officer of EXED LLC (1998 to 2000); Member of the Board of Trustees of the University of Southern California; Board of Directors of the Performing Arts Center of Los Angeles County; Director of the Los Angeles Philharmonic; Director of Pacific American Income Shares, Inc. Formerly: Chairman (1995 to 1996), Chief Executive Officer (1995 to 1996), President (1990 to 1996) of First Interstate Bancorp.

John E. Bryson, 56 (3,4), Director; Chairman and Chief Executive Officer of Edison International (since October 1990); Director of Pacific American Income Shares, Inc., The Boeing Company, The Times Mirror Company, the W.M. Keck Foundation, and a trustee of Stanford University. Formerly: Chairman and Chief Executive Officer of Southern California Edison Company (1990 to 1999).

Anita L. DeFrantz, 47 (2), Director; President of the Amateur Athletic Foundation of Los Angeles, since 1987; President of Kids in Sports, since 1994; Vice President of the International Olympic Committee, since 1997. Also, a Director of Pacific American Income Shares, Inc., and a board member of the Amateur Athletic Foundation of Los Angeles, since 1987, International Olympic Committee, since 1986, and the United States Olympic Committee Executive Board, since 1977.

*Edward A. Taber III, 56 (1), Director; Senior Executive Vice President and Head of Asset Management, Legg Mason, Inc.; Senior Executive Vice President of Legg Mason; Chairman and Director of LM Institutional Advisors, Inc.; Director of Legg Mason Fund Adviser, Inc., Legg Mason Funds Management, Inc., Western Asset, WAML, Bartlett & Co., Batterymarch Financial Management, Inc., Gray, Seifert & Co., Inc., and GSH & Co., Inc. President and/or Director/Trustee of LM Institutional Fund Advisors II, Inc. and all Legg Mason retail funds except Legg Mason Tax Exempt Trust. Formerly: Director and Head of Taxable Fixed Income Division, T. Rowe Price Associates (1973 to 1992).

James W. Hirschmann, III, 39, President; Director, President and Chief Executive Officer, Western Asset, March 1999 to present; Director of Marketing, Western Asset, April 1989 to March 1999; Director and Director of Marketing, Arroyo Seco, Inc. Formerly: Vice President and Director of Marketing, Financial Trust Corporation (bank holding company), January 1988 to April 1989; Vice President of Marketing, Atalanta/Sosnoff Capital (investment management company), January 1986 to January 1988.

Carl L. Eichstaedt, 40, Vice President; Portfolio Manager of Western Asset since 1994. Formerly: Senior Partner, Portfolio Manager of Harris Investment Management, 1993 to 1994; Portfolio Manager of Pacific Investment Management Company,

1992 to 1993; Director Fixed Income of Security Pacific Investment Managers, 1990 to 1992; and Vice President of Chemical Securities, Inc., 1986 to 1990.

Keith J. Gardner, 43, Vice President; Portfolio Manager of Western Asset since 1994. Formerly: Senior Portfolio Manager of Legg Mason, Inc., 1992 to 1994; Portfolio Manager of T. Rowe Price Associates, Inc., 1985 to 1992.

Scott F. Grannis, 51, Vice President; Director, Economist, Western Asset, 1989 to present; Director, Supershares Services Corp. (investment company services).
Formerly: Vice-President, Leland O'Brien Rubinstein (investment advisory firm), 1986 to 1989.

Ilene S. Harker, 45, Vice President; Director, Compliance and Controls, Western Asset, 1978 to present; Vice President, Pacific American Income Shares, Inc., since April 1996; Director, Chief Executive Officer, Secretary and Director of Training & Compliance, Arroyo Seco, Inc. Formerly: Assistant Secretary of the Fund and Secretary of Pacific American Income Shares, Inc., 1993 to 1996.

Randolph L. Kohn, 53, Vice President; Director, Client Services, Western Asset, 1984 to present; Chairman, Director and Director of Client Services, Arroyo Seco, Inc.

S. Kenneth Leech, 46, Vice President; Director and Chief Investment Officer, Western Asset, May 1990 to present; formerly: Senior Trader of Greenwich Capital, 1988 to 1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985 to 1987.

Edward A. Moody, 50, Vice President; Director, Portfolio Manager, Western Asset.

Marie K. Karpinski, 51, Vice President and Treasurer; Vice President and Treasurer of all Legg Mason retail funds (open-end investment companies), 1986 to present; Vice President and Treasurer of LM Institutional Fund Advisors II, Inc.; Assistant Treasurer of Pacific American Income Shares, Inc. (closed-end investment company), 1988 to present; Vice President and Treasurer of LM Institutional Advisors, Inc.; Vice President of Legg Mason, 1992 to present; Assistant Vice President of Legg Mason, 1989 to 1992.

Steven T. Saruwatari, 34, Assistant Treasurer; Senior Financial Officer, Western Asset, Chief Financial Officer, Arroyo Seco, Inc. Formerly: Controller-Finance for LaSalle Paper Company/Spicers Paper, Inc. (distributor of fine printing papers), June 1991 to November 1994; and Senior Auditor for Coopers & Lybrand (international public accounting firm), September 1988 to May 1991.

Stephen A. Walsh, 41, Vice President; Director of Portfolio Management, Western Asset; formerly: Portfolio Manager and Trader of Security Pacific Investment Managers, Inc. (investment management company), 1989 to 1991.

Lisa G. Hathaway, 37, Secretary; Senior Compliance Officer, Western Asset; formerly: Assistant Vice President, Fund Business Management, Capital Research and Management Company (an investment management firm), 1990 to 1999.

(1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Fund that may be lawfully exercised by the full Board, except the power to declare a dividend, to authorize the issuance of stock, to recommend to stockholders any matter requiring stockholders' approval, to amend the By-Laws, or to approve any merger or share exchange which does not require shareholder approval.

(2) Member of the Audit Committee of the Board. The Audit Committee meets with the Fund's independent accountants to review the financial statements of the Fund, the arrangements for special and annual audits, the adequacy of internal controls, the Fund's periodic reporting process, material contracts entered into by the Fund, the services provided by the accountants, any proposed changes in accounting practices or principles, the independence of the accountants; and to report on such matters to the Board.

(3) Member of the Nominating Committee of the Board. The Nominating Committee is responsible for the selection and nomination of those Directors who are not Independent Directors.

(4) Member of the Compensation Committee of the Board. The Compensation Committee is responsible for determining the compensation of those Directors who are not Independent Directors.

(5) Mr. Olson may be deemed an interested person because the law firm in which he is a partner has provided certain services to the Fund and Western Asset.

Officers and Directors of the Fund who are affiliated persons of the Manager, the Advisers or Legg Mason receive no salary or fees from the Fund. Each Independent Director of the Fund receives a fee of $12,000 annually for serving as a Director, and a fee of $500 and related expenses per Portfolio for each meeting of the Board of Directors attended by them. The Chairman of the Board receives an additional $5,000 per year for serving in that capacity.

The following table provides certain information relating to the compensation of the Fund's Directors and senior executive officers for the fiscal year ended March 31, 2000.


                                                                                   Aggregate Compensation
                                                         Total  Compensation    From the Fund and Complex
Name of Person and Position                                   From the Fund*          Paid to Directors
--------------------------------------------------------------------------------------------------------
William G. McGagh - Chairman of the Board and Director               $18,000                    $25,600
Ronald J. Arnault - Director                                         $15,000                    $21,300
Ronald L. Olson - Director                                           $15,500                    $21,800
Louis A. Simpson - Director                                          $16,000                    $23,000
William E. B. Siart - Director                                       $16,000                    $22,300
John E. Bryson - Director                                            $15,000                    $22,100
Anita L. DeFrantz - Director                                         $16,000                    $21,800

*Represents fees paid to each person during the fiscal year ended March 31, 2000.

**Represents aggregate compensation paid to each person during the calendar year ended December 31, 1999 for serving as a Director of the Fund and of a closed-end investment company advised by Western Asset. LM Institutional Fund Advisors II, Inc., an open-end investment company that offers eight separate Portfolios, is also part of the Fund Complex.

Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolios of the Fund under separate Investment Management Agreements dated May 26, 1998 between the Manager and the Fund (the "Management Agreement") (other than the agreement for the Western Asset Inflation Indexed Bond Portfolio, which is dated July 28,
2000).

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Fund's Board of Directors, for the actual management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. The Manager also is responsible for the compensation of Directors and officers of the Fund who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Fund's investments to the Advisers.

Each Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Fund, and may be terminated immediately upon the mutual written consent of the Manager and the Fund.

For the Western Asset Core Portfolio, the Manager received $3,054,000 (prior to fees waived of $100,000), $3,113,000, $1,769,000 (prior to fees waived of
$30,000), and $2,007,000 (prior to fees waived of $22,000) for the fiscal years ended March 31, 2000 and 1999, the nine month period ended March 31, 1998, and the fiscal year ended June 30, 1997, respectively. For the Western Asset Intermediate Portfolio, the Manager received $1,272,000 (prior to fees waived of $95,000), $1,355,000 (prior to fees waived of $101,000), $663,000 (prior to fees waived of $142,000) and $569,000 (prior to fees waived of $158,000) for the fiscal years ended March 31, 2000 and 1999, the nine month period ended March 31, 1998, and the fiscal year ended June 30, 1997, respectively. For the Western Asset Core Plus Portfolio, the Manager received $760,000 (prior to fees waived of $253,000) and $286,000 (prior to fees waived of $95,000), for the fiscal year ended March 31, 2000 and the initial period ended March 31, 1999, respectively. For the Western Asset Non-U.S. Fixed Income Portfolio, the Manager received $306,000 (prior to fees waived of $188,000) and $191,000 (prior to fees waived of $127,000) for the fiscal year ended March 31, 2000 and the initial period ended March 31, 1999, respectively.

Advisers

Western Asset Western Asset, a wholly owned subsidiary of Legg Mason, Inc.,
-------------
serves as Adviser to the Western Asset Enhanced Equity Portfolio, the Western Asset Money Market Portfolio, the Western Asset Government Money Market Portfolio, the Western Asset Inflation Indexed Bond Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio, the Western Asset High Yield Portfolio and the Western Asset Global Strategic Income Portfolio (U.S. portion) under separate Investment Advisory Agreements dated December 29, 1999 between Western Asset and the Manager (except for the agreement for the Western Asset Inflation Indexed Bond Portfolio, which is dated July 28, 2000) (collectively, the "Western Asset Advisory Agreement").

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

WAML WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to
----
the Western Asset Non-U.S. Fixed Income Portfolio, and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Global Strategic Income Portfolio under separate Investment Advisory Agreements dated December 29, 1999 between the Manager and WAML (the "WAML Advisory Agreement").

Under the WAML Advisory Agreement, WAML is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objective and policies described in the Prospectus and this Statement of Additional Information. WAML also is responsible for the compensation of Directors and officers of the Fund who are employees of WAML or its affiliates. WAML receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the WAML Advisory Agreement, WAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAML Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAML Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by WAML, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

Distributors

Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of LM Institutional Fund Advisors I, Inc. pursuant to an Underwriting Agreement with the Fund dated August 24, 1990 and amended May 26, 1998 (the "Underwriting Agreement").

Legg Mason is not obligated to sell any specific amount of Fund shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Fund's shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Fund's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Fund.

Legg Mason pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

The Fund has adopted a Plan for each Portfolio which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by Legg Mason or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Fees for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio are additionally currently limited to the annual rate of 0.10% of average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. Legg Mason may pay all or a portion of the fee to its investment executives.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Fund that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Portfolio in connection with its Plan. Furthermore, the investment management of each Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in "Management of the Portfolios - Directors and Officers" as holding positions with Legg Mason may be deemed to have an interest in the operation of the Plan. No director of the Fund who is not an interested person of the Fund has an interest in the operation of the Plan.

For the fiscal year ended March 31, 2000, the Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Non-U.S. Fixed Income Portfolio paid Legg Mason $6,245, $2,366, $0 and $0, respectively, in distribution and service fees under the Plan from assets attributable to Financial Intermediary Class shares. The Plan pays a fixed fee rate to Legg Mason each month. Legg Mason, in turn, generally uses the entire amount of this compensation to pay distribution expenses, including amounts paid to third parties.

During the year ended March 31, 2000, Legg Mason incurred the following expenses with respect to Financial Intermediary Class shares:

                                                                         Non-U.S.
Expense                             Intermediate  Core   Core Plus   Fixed Income
---------------------------------------------------------------------------------
Advertising                              --           --         --            --
Printing and mailing prospectuses
     to prospective shareholders         --           --         --            --
Compensation to underwriters             --           --         --            --
Compensation to broker-dealers      $  6,112     $ 2,142         --            --
Compensation to sales personnel           --          --         --            --
Interest, carrying or other
     financial charges                    --          --         --            --
Other                                     --          --         --            --
Total Expenses                      $  6,112     $ 2,142         --            --


Arroyo Seco, Inc. ("Arroyo Seco"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Western Asset, is also authorized to offer the shares of LM Institutional Fund Advisors I, Inc. for sale to its customers pursuant to an Agreement dated May 26, 1998.

The Fund makes no payments to Arroyo Seco in connection with the offer or sale of the Fund's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Fund's shares. Arroyo Seco is not obligated to sell any specific amount of Fund shares. The Agreement is terminable without penalty, at any time, by vote of a majority of the Fund's Directors, a majority of the Fund's Independent Directors, or a majority of the Fund's outstanding shares, or by Arroyo Seco upon 60 days' notice to the Fund.

Purchases and Redemptions

The Fund reserves the right to modify the mail, telephone or wire redemption services or to terminate the telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Fund also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Fund's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the remaining shareholders, the Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios of the Fund or of the portfolios of LM Institutional Fund Advisors II, Inc., provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

When a shareholder decides to exchange shares of a Portfolio, the Fund's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Portfolios.

Portfolio Transactions and Brokerage

Under the various Management Agreements and Advisory Agreements, the Manager and the Advisers are responsible for the execution of the Portfolios' transactions. Each Portfolio's Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of obtaining most favorable price and execution, an Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers. Such research, analysis and other services may be useful to an Adviser in connection with services to clients other than the Portfolios. An Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

The Adviser may also consider sales of shares of the Portfolio (or other portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. In the prior three fiscal years, the Portfolios did not use Legg Mason as a broker.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Brokerage commissions paid on transactions were as follows: for the fiscal years ended March 31, 2000 and 1999, the nine month period ended March 31, 1998, and the year ended June 30, 1997, the Western Asset Core Portfolio paid $329,139, $514,272, $11,473 and $150,548, respectively, and the Western
Asset Intermediate Portfolio paid $89,558, $154,935, $59,910 and $50,835, respectively. With respect to brokerage commissions paid on transactions for the fiscal years ended March 31, 2000 and 1999, the Western Asset Core Plus Portfolio paid $111,558 and $33,953, respectively and the Western Asset Non-U.S. Fixed Income Portfolio paid $1,890 and $1,717, respectively. No brokerage commissions were paid by any Portfolio to affiliated persons.

Codes of Ethics

The Fund, the Manager, Legg Mason, Arroyo Seco, Western Asset and WAML have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Additional Tax Information

General Requirements for "Pass-through" Treatment

In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer and two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted or so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A distribution declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Original Issue Discount

A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includible in the Portfolio's gross income on a current basis. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy those distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain.

Miscellaneous

Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described in the Prospectus to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations that meet certain holding period requirements. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

If at the end of a Portfolio's fiscal year, more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Code).

A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. A Portfolio may make an election to mark the gains (and to a limited extent losses) in such investments "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Portfolio's taxable year.

Other Information

LMIFA I was incorporated in Maryland on May 16, 1990. Prior to May 29, 1998, LMIFA I was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified investment management company, except for Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of LMIFA I may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Fund's shareholders. The rights of the Fund's shareholders cannot be modified by other than a majority vote.

LMIFA I has a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio; the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio; and the Western Asset Money Market Portfolio was known as the Money Market Portfolio.

Principal Holders of Securities

Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Core Portfolio as of June 30, 2000:

                                                           % of Ownership as of            Type of
Name and Address                                                 June 30, 2000           Ownership
Institutional Class

First National Bank of Omaha TTEE                                7.80%               Beneficial and Record
Omaha Public Power District
Decommissioning External Trust Fund
One First National Center
Omaha, NE 68102-1596

Newspaper and Mail Deliverers' Publishers' Pension Fund          7.26%               Beneficial and Record
41-18 27th Street
Long Island City, NY 11101-3825

Capinco c/o Firstar                                              5.44%               Beneficial and Record
Bethesda Hospital
P.O. Box 1787
Milwaukee, WI  53201-1787

The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Core Plus Portfolio as of June 30, 2000:


                                                    % of Owner             Type of
Name and Address                                of June 30, 2000           Ownership
Institutional Class

State Street Bank & Trust Co. TTEE                      20.81%           Beneficial and Record
Thomson Consumer Electronics
Pension Plan for Employees
Post Office Box 1992
Boston, MA 02105-1992

Northern Trust Company, Trustee                         15.71%           Beneficial and Record
Appleton Papers Inc.
Post Office Box 92956
Chicago, IL 60675-2956

First Union National Bank, Custodian                     8.56%           Beneficial and Record
The Horizon Foundation of Howard County, Inc.
10805 Hickory Ridge Road
Columbia, MD 21044-3626

Norwest Investment Management, Custodian                 8.23%           Beneficial and Record
Colorado School Mines Foundation
1740 Broadway Mac
Denver, CO 80274-8660

Donations & Bequests for Church Purposes, Inc. Trust     6.35%           Beneficial and Record
1335 Asylum Avenue
Hartford, CT 06105-2203

Public Policy Institution of California                  6.35%           Beneficial and Record
500 Washington Street
Suite 800
San Francisco, CA 94111-2934

W E Upjohn Unemployment Trustee Corp.                    6.04%           Beneficial and Record
Post Office Box 4042
Kalamazoo, MI 49003-4042

Bonfils-Stanton Foundation                               5.70%           Beneficial and Record
1601 Arapahoe Street
Suite 500
Denver, CO 80202-2015


Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Intermediate Portfolio as of June 30, 2000:

                                             % of Ownership as of         Type of
Name and Address                                    June 30, 2000       Ownership

Institutional Class

Northern Trust, Custodian                                   14.20%    Beneficial and Record



LCMS Foundation
P.O. Box 92956
Chicago, IL 60675-2956

Northern Trust Co., TTEE                                     8.45%    Beneficial and Record
M.A. Hanna Master Trust
30 South LaSalle Street
Chicago, IL 60603-1006

State Street Bank & Trust, Custodian                         7.97%    Beneficial and Record
Anne Arundel County Maryland Master Trust
Post Office Box 1992, Mailstop B2
Boston, MA 02105-1992

Mac & Co                                                     6.44%                   Record
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Mac & Co, FBO Sparrow Health                                 6.44%    Beneficial and Record
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

CTC Illinois Trust, TTEE                                     5.91%    Beneficial and Record
Sun Microsystems Savings Trust
209 W. Jackson Boulevard, Suite 700
Chicago, IL 60606-6936


The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Non-U.S. Fixed Income Portfolio as of June 30, 2000:

                                             % of Ownership as of         Type of
Name and Address                                    June 30, 2000       Ownership
Institutional Class

State Street Bank & Bank Co., TTEE                      59.07%        Beneficial and Record
Treasurer of the State of Connecticut
One Enterprise Drive
North Quincy, MA 02171-2126

Northern Trust Co., TTEE                                29.64%        Beneficial and Record
Booth & Co. / Annuity Board of
Southern Baptist Convention
Post Office Box 92923 C-IN
Chicago, IL 60675-2923

Northern Trust Co., Custodian                           56.45%        Beneficial and Record
United Airline Pilots
50 South LaSalle Street
Chicago, IL 60603-1006

Treasurer of the State of Connecticut and Booth & Co. / Annuity Board of Southern Baptist Convention may be deemed to control the Western Asset Non-U.S. Fixed Income Portfolio because each beneficially owns more than 25% of the outstanding voting securities of such Portfolio. The Officers and Directors of the Portfolios own in the aggregate less than 1% of the outstanding shares of each Portfolio.

The Manager owns 100% of the Western Asset Government Money Market, Money Market, Intermediate Plus, High Yield, Global Strategic Income, Enhanced Equity and Inflation Indexed Bond Portfolios. The Manager may be deemed to control each such Portfolio because it owns more than 25% of the outstanding voting securities of such Portfolio.

Performance Information

Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors.

Quotations of average annual total return for a class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formula: P (1 + T)(exponent n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the only classes of shares in existence throughout the relevant periods for each Portfolio.

The Western Asset Core Portfolio's Institutional Class total returns and current yield as of March 31, 2000 were as follows:

Yield: 6.31%

Total Return       One Year  Five Years  Life of Portfolio (A)
                   -------------------------------------------
                      1.99%       7.32%                  8.65%

(A) Portfolio's inception - September 4, 1990.


The Western Asset Core Portfolio's Financial Intermediary Class total return and current yield as of March 31, 2000 were as follows:

Yield: 6.48%

Total Return                             Life of Portfolio (A)
                                         ---------------------
                                                         1.97%
(A) Portfolio's inception - July 22, 1999.


The Western Asset Intermediate Portfolio's total returns and current yield as of March 31, 2000 were as follows:

Yield: 6.36%

Total Return       One Year  Five Years   Life of Portfolio (A)
                   --------------------------------------------
                      2.49%      6.77%                   6.70%

(A) Portfolio's inception - July 1, 1994.


The Western Asset Core Plus Portfolio's total returns and current yield as of March 31, 2000 were as follows:

Yield: 6.83%

Total Return       One Year            Life of Portfolio (A)
                   -----------------------------------------
                      1.95%                            2.63%

(A) Portfolio's inception - July 8, 1998.

The Western Asset Non-U.S. Fixed Income Portfolio's total returns and current yield as of March 31, 2000 were as follows:

Yield: 6.54%

Total Return       One Year           Life of Portfolio (A)
                   ----------------------------------------
                      0.57%                           3.69%

(A) Portfolio's inception - July 15, 1998.

The yield shown for the Portfolios is the 30-day current yield as of March 31, 2000.

Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

From time to time each Portfolio may compare the performance of a class of shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It does not take into account of the costs of investing or the tax consequences of distributions. The Portfolios invest in many securities that are not included in the S&P 500.

Each Portfolio may also cite rankings and ratings, and compare the return of a class of shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

Each Portfolio may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

Portfolio advertisements may reference the history of Legg Mason, Inc. and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in a particular style of investing (e.g., growth or value).

In advertising, each Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Portfolio may use other recognized sources as they become available.

Each Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

Each Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index or the Lehman Brothers Aggregate Bond Index.

Each Portfolio may also include in advertising biographical information on key investment and managerial personnel.

Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

Each Portfolio may discuss Legg Mason, Inc.'s tradition of service. Since 1899, Legg Mason, Inc. and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason, Inc. affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $110 billion as of March 31, 2000.

In advertising, each Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

Custodian, Transfer Agent and Dividend-Disbursing Agent

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Portfolio transactions and collects all dividends and other distributions made with respect to a Portfolio's securities. State Street also maintains certain accounts and records of the Fund. State Street also calculates the total net asset value, total net income and net asset value per share of each Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Portfolios of the Fund.

Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

Independent Accountants

PricewaterhouseCoopers LLP has been selected to serve as the Portfolios' independent accountants. PricewaterhouseCoopers LLP conducts an annual audit of the Portfolios, assists in the preparation of each Portfolio's federal and state income tax returns and consults with the Portfolios as to matters of accounting and federal and state income taxation. The financial highlights included in the Prospectus and incorporated by reference into this Statement of Additional Information and the financial statements incorporated by reference into and included in this Statement of Additional Information have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

Legal Counsel

Ropes & Gray, Boston, MA, serves as legal counsel to the Fund.

Financial Statements

The report of independent accountants, financial statements and financial highlights for the fiscal year ended March 31, 2000 for each of the Western Asset Intermediate Portfolio, the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Non-U.S. Fixed Income Portfolio included in the Portfolios' Annual Reports are hereby incorporated by reference into this Statement of Additional Information.

The audited Statement of Assets and Liabilities as of March 31, 2000 for the Western Asset Money Market Portfolio and the Report of Independent Accountants related thereto, are shown on the following pages.

                      Statement of Assets and Liabilities
                    LM Institutional Fund Advisors I, Inc.
                     Western Asset Money Market Portfolio
                                March 31, 2000

Cash                                                              $ 1,000
Receivable from Western Asset Management Company                   31,000
                                                                  -------
Total assets                                                      $32,000
                                                                  =======

Accrued organization expenses and initial offering costs          $31,000
                                                                  -------
Total liabilities                                                 $31,000
                                                                  =======

Net assets - offering and redemption price of $1.00 per share with 1,000 shares outstanding (13,100,000,000 shares par value
$.001 per share authorized)                                       $ 1,000
                                                                  =======

Notes to Financial Statements
A. LM Institutional Fund Advisors I, Inc. (the "Corporation"), formerly Western Asset Trust, Inc. ("Corporation"), was organized on May 16, 1990. The Western Asset Money Market Portfolio ("Portfolio") constitutes one of the portfolios established under the Corporation. Western Asset Management Company ("Western Asset"), a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), has provided the initial capital for the Portfolios by purchasing 1,000 shares of the Money Market Portfolio at $1.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mson Wood Walker, Incorporated ("Legg Mason"), a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, and Arroyo Seco, Inc., a wholly owned subsidiary of Western Asset, act as distributors of the Portfolio's shares.

B. Since the Portfolio had not sold shares to the public as of June 15, 1998, SOP-98-5 "Reporting on the Costs of Start-up Activities" required the Portfolio to expenses all organizational costs. Western Asset has agreed to waive payment by the Portfolio for the organization costs paid by Western Asset.

                       Report of Independent Accountants

To the Shareholders of Western Asset Money Market Portfolio and the Board of Directors of LM Institutional Fund Advisors I, Inc.

In our opinion, the accompanying statement of assets and liabilities on page 41 presents fairly, in all material respects, the financial position of Western Asset Money Market Portfolio, hereafter referred to as the "Fund", (a portfolio of LM Institutional Fund Advisors I, Inc.) at March 31, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
July 27, 2000

Appendix A: Ratings of Securities

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry
----
the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards.
---
Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are
-
to be considered upper- medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations, i.e.,
----
they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their
--
future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable
-
investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Description of Standard & Poor's corporate bond ratings:

AAA: This is the highest rating assigned by Standard & Poor's to an obligation
---
and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to
--
pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although
-
they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay
---
principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as
--------------
predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of Moody's preferred stock ratings:

aaa: An issue that is rated "aaa" is considered to be a top-quality preferred
---
stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

aa: An issue that is rated "aa" is considered a high-grade preferred stock. This
--
rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated "a" is considered to be an upper-medium grade
-
preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated "baa" is considered to be a medium-grade preferred
---
stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue that is rated "ba" is considered to have speculative elements and
--
its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a
-------
superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong
-------
capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings

A: Issues assigned this highest rating are regarded as having the greatest
-
capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely
---
payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong.
---
However, the relative degree of safety is not as high as for the issues designated "A-1".

PART C.   OTHER INFORMATION

Item 23.  Exhibits

(a)  (1)  Articles of Incorporation -- (1)
     (2)  Articles of Amendment and Restatement -- (4)
     (3)  Articles Supplementary -- (4)
     (4)  Articles Supplementary -- filed herewith

(b)  Bylaws - (4)

(c)  Instruments Defining Rights of Security Holders -- None

(d)  (1) Investment Management Agreement -- (2), except as noted below
     (i)    Western Asset Government Money Market Portfolio
     (ii)   Western Asset Money Market Portfolio
     (iii)  Western Asset Core Portfolio
     (iv)   Western Asset Core Plus Portfolio
     (v)    Western Asset Intermediate Portfolio
     (vi)   Western Asset Intermediate Plus Portfolio
     (vii)  Western Asset High Yield Portfolio
     (viii) Western Asset Non-U.S. Fixed Income Portfolio
     (ix)   Western Asset Global Strategic Income Portfolio
     (x)    Western Asset Enhanced Equity Portfolio
     (xi)   Western Asset Inflation Indexed Bond Portfolio -- filed herewith

     (2) Investment Advisory Agreement -- (4), except as noted below
     (i)    Western Asset Government Money Market Portfolio
     (ii)   Western Asset Money Market Portfolio
     (iii)  Western Asset Core Portfolio
     (iv)   Western Asset Core Plus Portfolio
     (v)    Western Asset Intermediate Portfolio
     (vi)   Western Asset Intermediate Plus Portfolio
     (vii)  Western Asset High Yield Portfolio
     (viii) Western Asset Non-U.S. Fixed Income Portfolio
     (ix)   Western Asset Global Strategic Income Portfolio
     (x)    Western Asset Enhanced Equity Portfolio
     (xi)   Western Asset Core Plus Portfolio
     (xii)  Western Asset Intermediate Plus Portfolio
     (xiii) Western Asset Global Strategic Income Portfolio
     (xiv)  Western Asset Inflation Indexed Bond Portfolio -- filed herewith

(e)  (1) (i)  Underwriting Agreement -- (2)
         (ii) Amendment to Underwriting Agreement -- filed herewith

     (2) (i)  Broker Agreement -- (4)
         (ii) Amendment to Broker Agreement - filed herewith

(f)  Bonus or profit sharing contracts -- none

(g)  (1)  Custodian Agreement -- (1)
     (2)  Amendment to Custodian Agreement -- (1)
     (3)  Amendment to Custodian Agreement -- (1)
     (4)  Amendment to Custodian Agreement -- filed herewith

(h)  (1)  Transfer Agent Agreement -- (1)

     (2)  Amendment to Transfer Agent Agreement -- filed herewith

(i)  Opinion of counsel -- (1), (2) and filed herewith

(j)  Other opinions, appraisal, rulings and related consents - filed herewith

(k)  Financial statements omitted from Item 22 -- not applicable

(l)  Agreement for providing initial capital -- (1)

(m)  Plan pursuant to Rule 12b-1 -- (2), except as noted below
     (1)  Western Asset Government Money Market Portfolio
     (2)  Western Asset Money Market Portfolio
     (3)  Western Asset Core Portfolio
     (4)  Western Asset Core Plus Portfolio
     (5)  Western Asset Intermediate Portfolio
     (6)  Western Asset Intermediate Plus Portfolio
     (7)  Western Asset High Yield Portfolio
     (8)  Western Asset Non-U.S. Fixed Income Portfolio
     (9)  Western Asset Global Strategic Income Portfolio
     (10) Western Asset Enhanced Equity Portfolio
     (11) Western Asset Inflation Indexed Bond Portfolio -- filed herewith

(n)  (1)  Rule 18f-3 Plan -- filed herewith

(o)  Power of Attorney -- (3) and (4)

(p)  Code of Ethics
    (1)   The Fund, Manager and LMWW -- (4)
    (2)   Western Asset and Arroyo Seco -- (4)
    (3)   WAML -- (5)

--------------------------------

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-34929 filed October 30, 1997.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 18 to the Registration Statement, SEC File No. 33-34929 filed May 29, 1998.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-34929 filed June 2, 1999.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 21 to the Registration Statement, SEC File No. 33-34929 filed May 18, 2000.

(5)  To be filed by amendment

Item 24.  Persons Controlled by or under Common Control with Registrant

         None


Item 25.  Indemnification

This Item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registration Statement, SEC File No. 33-34929 filed July 30, 1999.

Item 26.  Business and Other Connections of Investment Adviser

I. LM Institutional Advisors, Inc. ("LMIA") is the manager for all Portfolios in LMIFA I. LMIA's business is summarized under the caption "Manager, Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference. Other business, profession, vocation or employment of a substantial nature in which each director or officer of LMIA is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

Name                         Position with LMIA             Business and Other Connections
---------------------------------------------------------------------------------------------
Andrew J. Bowden             Vice President                 Vice President and Deputy
                                                              General Counsel, LMWW

Thomas J. Hirschmann         President                      None

Marie K. Karpinski           Vice President and Treasurer   None

Jennifer W. Murphy           Director                       Senior Vice President, COO, CFO and Director, LMFM,
                                                            Senior Vice President, COO, CFO and Director, LMFA,
                                                               COO, LMM

Edward A. Taber, III         Chairman and Director          Director, LMFM
                                                            Director, LMFA
                                                            Sr. Exec. V.P./Head of Investment
                                                               Management, Legg Mason, Inc.
                                                            Director and Sr. Executive V.P., LMWW
                                                            Director, Batterymarch
                                                            Director, Bartlett
                                                            Director, Brandywine
                                                            Director, Gray, Seifert
                                                            Director, Howard Weil
                                                            Director, LMCM
                                                            Director, LMT
                                                            Director, WAML
                                                            Director, Western Asset

Thomas C. Merchant           Secretary                     None

II. Western Asset Management Company ("Western Asset") is the investment adviser for the Western Asset Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Inflation Indexed Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio. Western's business is summarized under the caption "Manager, Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference. Other business, profession, vocation or employment of a substantial nature in which each director or officer of Western Asset is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

Name                          Position with Western Asset     Business and Other Connections
------------------------------------------------------------------------------------------------
James W. Hirschmann, III      Director, President and Chief   Managing Director and Director, WAML
                                    Executive Officer         Director and Director of Marketing,
                                                                 Arroyo Seco

S. Kenneth Leech             Director and Managing Director,  Director, WAML
                             Chief Investment Officer

W. Curtis Livingston, III    Director and Chairman            Director, LMIA
                                                              Director, Arroyo Seco

Raymond A. Mason             Director                         Chairman of the Board and
                                                              Director, LMWW
                                                              Chairman, President and CEO,
                                                                 Legg Mason, Inc.
                                                              Chairman and Director, LMFM
                                                              Chairman and Director, LMFA
                                                              Director, Batterymarch
                                                              Director, Howard Weil
                                                              Director, Gray Seifert
                                                              Director, Brandywine
                                                              Director, Berkshire
                                                              Director, Bartlett
                                                              Director, LMRE
                                                              Director, LMCM
                                                              Director, WAML

Timothy C. Scheve            Director                         Director, LMFM
                                                              Director, LMFA
                                                              Executive Vice President, Legg
                                                                 Mason, Inc.
                                                              Director, Executive Vice President and
                                                              Treasurer, LMWW
                                                              Director, LMCM
                                                              Director LMT
                                                              Director, WAML

Elisabeth N. Spector         Director                         Director, Brandywine
                                                              Senior Vice President, Legg Mason, Inc.
                                                              Director, Batterymarch
                                                              Director, Gray, Seifert
                                                              Director WAML

Edward A. Taber, III         Director                         Chairman and Director, LMIA
                                                              Director, LMFM
                                                              Director, LMFA
                                                                Sr. Exec. V.P./Head of Investment
                                                              Management, Legg Mason, Inc.
                                                              Director and Sr. Executive V.P., LMWW
                                                              Director, Batterymarch
                                                              Director, Bartlett
                                                              Director, Brandywine
                                                              Director, Gray, Seifert
                                                              Director, Howard Weil
                                                              Director, LMCM
                                                              Director, LMT
                                                              Director, WAML

Ilene S. Harker              Secretary and Managing           Director, CEO, Secretary and Director of
                             Director, Administration         Training & Compliance, Arroyo Seco
                             & Controls

Randolph L. Kohn             Managing Director, Client Services  Director and Director of Client Services,
                                                                    Arroyo Seco

Stephen A. Walsh             Managing Director, Deputy Chief     None
                             Investment Officer

Steven T. Saruwatari         Senior Accounting Officer           Assistant Treasurer, Arroyo Seco

III. Western Asset Management Company Limited ("WAML") is investment adviser to the Western Asset Non-U.S. Fixed Income Portfolio and to the non-U.S. portion of the Western Asset Core Plus Portfolio, the Western Asset Intermediate Plus Portfolio and the Western Asset Global Strategic Income Portfolio. WAML's business is summarized under the caption "Manager, Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference. Other business, profession, vocation or employment of a substantial nature in which each director or officer of WAML is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

Name                           Position with WAML                     Business and Other Connections
----------------------------------------------------------------------------------------------------
James W. Hirschmann, III       Managing Director and Director         Director, President and Chief
                                                                        Executive Officer, Western Asset
                                                                      Director and Director of Marketing,
                                                                        Arroyo Seco

Gavin L. James                 Director and Senior Executive Officer  None

Michael B. Zelouf              Executive Director of Fixed Income     None

S. Kenneth Leech               Director                               Director and Managing Director, Chief
                                                                        Investment Officer, Western Asset

Raymond A. Mason               Director                               Chairman of the Board and
                                                                        Director, LMWW
                                                                      Chairman, President and CEO,
                                                                         Legg Mason, Inc.
                                                                      Chairman and Director, LMFM
                                                                      Chairman and Director, LMFA
                                                                      Director, Batterymarch
                                                                      Director, Howard Weil
                                                                      Director, Gray Seifert
                                                                      Director, Brandywine
                                                                      Director, Berkshire
                                                                      Director, Bartlett
                                                                      Director, LMRE
                                                                      Director, LMCM
                                                                      Director, Western Asset

Timothy C. Scheve              Director                               Director, LMFM
                                                                      Director, LMFA
                                                                      Executive Vice President, Legg
                                                                         Mason, Inc.
                                                                      Director, Executive Vice President and
                                                                         Treasurer, LMWW
                                                                      Director, LMCM
                                                                      Director LMT
                                                                      Director, Western Asset

Elisabeth A. Spector          Director                                Director, Brandywine
                                                                      Senior Vice President, Legg Mason, Inc.
                                                                      Director, Batterymarch
                                                                      Director, Gray, Seifert
                                                                      Director, Western Asset

Edward A. Taber, III          Director                                Chairman and Director, LMIA
                                                                      Director, LMFM
                                                                      Director, LMFA
                                                                      Sr. Exec. V.P./Head of Investment
                                                                      Management, Legg Mason, Inc.
                                                                      Director and Sr. Executive V.P., LMWW
                                                                      Director, Batterymarch
                                                                      Director, Bartlett
                                                                      Director, Brandywine
                                                                      Director, Gray, Seifert
                                                                      Director, Howard Weil
                                                                      Director, LMCM
                                                                      Director, LMT
                                                                      Director, Western Asset

Trever K. Owens               Director Global Investment Support      None

Suzanne Taylor-King           Finance Officer                         None

Mary Ann Cleary               Compliance Officer and Company          None
                              Secretary

Addresses for Item 26
---------------------
Arroyo Seco, Inc. ("Arroyo Seco")
117 East Colorado Boulevard
Pasadena, California 91105

Bartlett & Co. ("Bartlett")
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA 02116

Berkshire Asset Management, Inc. ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA 18701

Brandywine Asset Management, Inc. ("Brandywine")
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, DE 19801

Gray, Seifert & Co., Inc. ("Gray, Seifert")
380 Madison Avenue
New York, NY 10017

Howard, Weil, Labouisse, Friedrichs, Inc. ("Howard Weil")

1100 Poydras Street
New Orleans, LA 70163

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD 21202

Legg Mason Fund Adviser, Inc.  ("LMFA")
100 Light Street
Baltimore, MD 21202

Legg Mason Funds Management, Inc.  ("LMFM")
100 Light Street
Baltimore, MD 21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202

Legg Mason Real Estate Services, Inc.  ("LMRE")
Mellon Bank Center, 12/th/ Floor
1735 Market Street
Philadelphia, PA 19103

Legg Mason Trust, fsb  ("LMT")
100 Light Street
Baltimore, MD 21202

Legg Mason Wood Walker, Incorporated  ("LMWW")
100 Light Street
Baltimore, MD 21202

LMM LLC ("LMM")
100 Light Street
Baltimore, MD 21202



Item 27.  Principal Underwriters
          ----------------------
(a) The following lists each investment company for which LMWW acts as underwriter.

     Legg Mason Cash Reserve Trust
     Legg Mason Income Trust, Inc.
     Legg Mason Tax-Free Income Fund
     Legg Mason Value Trust, Inc.
     Legg Mason Total Return Trust, Inc.
     Legg Mason Special Investment Trust, Inc.
     Legg Mason Focus Trust, Inc.
     Legg Mason Global Trust, Inc.
     Legg Mason Investors Trust, Inc.
     Legg Mason Light Street Trust, Inc.
     Legg Mason Investment Trust, Inc.
     LM Institutional Fund Advisors I, Inc.
     LM Institutional Fund Advisors II, Inc.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

Name and Principal Business   Position and Offices with    Positions and Offices with
Address*                      Underwriter - LMWW           Registrant
-------------------------------------------------------------------------------------
 Raymond A. Mason             Chairman of the Board and      None
                              Director
 James W. Brinkley            President, Chief Operating     None
                              Officer and Director

 Edmund J. Cashman, Jr.       Senior Executive Vice          None
                              President and Director

 Richard J. Himelfarb         Senior Executive Vice          None
                              President and Director

 Edward A. Taber III          Senior Executive Vice          Director
                              President

 Robert G. Donovan            Executive Vice President       None

 Robert A. Frank              Executive Vice President       None

 Robert G. Sabelhaus          Executive Vice President       None

 Timothy C. Scheve            Executive Vice President       None
                              and Treasurer and Director

 Manoochehr Abbaei            Senior Vice President          None

 Charles A. Bacigalupo        Senior Vice President and      None
                              Secretary

 F. Barry Bilson              Senior Vice President          None

 D. Stuart Bowers             Senior Vice President          None

 W. William Brab              Senior Vice President          None

 Deepak Chowdhury             Senior Vice President          None

 Thomas M. Daly, Jr.          Senior Vice President          None

 Jeffrey W. Durkee            Senior Vice President          None

 Harry M. Ford, Jr.           Senior Vice President          None

 Dennis A. Green              Senior Vice President          None

Name and Principal Business   Position and Offices with    Positions and Offices with
Address*                      Underwriter - LMWW           Registrant
-------------------------------------------------------------------------------------
 Thomas E. Hill               Senior Vice President        None
 218 N. Washington Street
 Suite 31
 Easton, MD 21601

 Arnold S. Hoffman            Senior Vice President        None
 1735 Market Street
 Philadelphia, PA 19103

 Carl Hohnbaum                Senior Vice President        None
 2500 CNG Tower
 625 Liberty Avenue
 Pittsburgh, PA 15222

 William B. Jones, Jr.        Senior Vice President        None
 1747 Pennsylvania Avenue,
 N.W. Washington, D.C. 20006

 Laura L. Lange               Senior Vice President        None

 Horace M. Lowman, Jr.        Senior Vice President and    None
                              Asst. Secretary

 Marvin H. McIntyre           Senior Vice President        None
 1747 Pennsylvania Avenue,
 N.W. Washington, D.C. 20006

 Thomas P. Mulroy             Senior Vice President        None

 Jonathan M. Pearl            Senior Vice President        None

 Mark I. Preston              Senior Vice President        None

 Robert F. Price              Senior Vice President        None
                              and General Counsel

 Thomas L. Souders            Senior Vice President        None
                              and Chief Financial Officer

 Elisabeth N. Spector         Senior Vice President        None

 Joseph A. Sullivan           Senior Vice President        None

 Richard L. Baker             Vice President               None

 William H. Bass, Jr.         Vice President               None

 Nathan S. Betnun             Vice President               None

 John C. Boblitz              Vice President               None

Name and Principal Business   Position and Offices with    Positions and Offices with
Address*                      Underwriter - LMWW           Registrant
-------------------------------------------------------------------------------------
 Andrew J. Bowden             Vice President and Deputy    None
                              General Counsel

 Edwin J. Bradley, Jr.        Vice President               None

 Carol A. Brown               Vice President               None

 Scott R. Cousino             Vice President               None

 Thomas W. Cullen             Vice President               None

 Charles J. Daley, Jr.        Vice President and           None
                              Controller

 Norman C. Frost, Jr.         Vice President               None

 James E. Furletti            Vice President               None
 Legg Mason Center
 Suite 200
 600 Washington Avenue
 Towson, MD 21204-3712

 John R. Gilner               Vice President               None

 Daniel R. Greller            Vice President               None

 Richard A. Jacobs            Vice President               None

 C. Gregory Kallmyer          Vice President               None
 56 West Main Street
 Newark, DE 19702

 Kurt A. Lalomia              Vice President               None

 Edward W. Lister, Jr.        Vice President               None

 Theresa McGuire              Vice President               None

 Julia A. McNeal              Vice President               None

 Gregory B. McShea            Vice President               None

 Edward P. Meehan             Vice President               None
 12021 Sunset Hills Road
 Suite 100
 Reston, VA 20190

 Thomas C. Merchant           Vice President and           None
                              Assistant General Counsel

Name and Principal Business   Position and Offices with    Positions and Offices with
Address*                      Underwriter - LMWW           Registrant
-------------------------------------------------------------------------------------
 Paul Metzger                 Vice President               None

 Mark C. Micklem              Vice President               None
 1747 Pennsylvania Ave.,
 N.W. Washington, DC 20006

 John A. Moag, Jr.            Vice President               None

 Hance V. Myers, III          Vice President               None
 1100 Poydras St.
 New Orleans, LA 70163

 Ann O'Shea                   Vice President               None

 Robert E. Patterson          Vice President and Deputy    None
                              General Counsel


 Gerard F. Petrik, Jr.        Vice President               None

 Douglas F. Pollard           Vice President               None

 Judith L. Ritchie            Vice President               None

 Thomas E. Robinson           Vice President               None

 Theresa M. Romano            Vice President               None

 James A. Rowan               Vice President               None
 1747 Pennsylvania Avenue,
 N.W. Washington, D.C. 20006

 Douglas M. Schmidt           Vice President               None

 B. Andrew Schmucker          Vice President               None
 1735 Market Street
 Philadelphia, PA 19103

 Robert W. Schnakenberg       Vice President               None

 Henry V. Sciortino           Vice President               None
 1735 Market St.
 Philadelphia, PA 19103

 Chris A. Scitti              Vice President               None

 Eugene B. Shephard           Vice President               None
 1111 Bagby St.
 Houston, TX 77002-2510

 Lawrence D. Shubnell         Vice President               None

Name and Principal Business   Position and Offices with    Positions and Offices with
Address*                      Underwriter - LMWW           Registrant
-------------------------------------------------------------------------------------
 Jane Soybelman               Vice President               None

 Alexsander M. Stewart        Vice President               None

 L. Kay Strohecker            Vice President               None

 Joseph E. Timmins III        Vice President               None

 Joyce Ulrich                 Vice President               None

 William A. Verch             Vice President               None

 Sheila M. Vidmar             Vice President and Deputy    None
                              General General

 Lewis T. Yeager              Vice President               None

 Carol Converso-Burton        Assistant Vice President     None

 Diana L. Deems               Assistant Vice President     None
                              and Assistant Controller

 Ronald N. McKenna            Assistant Vice President     None

 Suzanne E. Peluso            Assistant Vice President     None

 Lauri F. Smith               Assistant Vice President     None

 Janet B. Straver             Assistant Vice President     None

 Leslee Stahl                 Assistant Secretary          None



* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

The following table sets forth information concerning each director and officer of Arroyo Seco, Inc.

Name and Principal Business      Position and Offices with            Position and Offices with
Address**                        Underwriter - Arroyo Seco, Inc.      Registrant
Ilene S. Harker                  Director, Chief Executive Officer,   Vice President
                                 Secretary and Director of Training
                                 & Compliance

James W. Hirschmann              Director and Director of Marketing   President

Randolph L. Kohn                 Chairman, Director and Director of   Vice President
                                 Client Services

Steven T. Saruwatari             Chief Financial Officer              Assistant Treasurer

**All addresses are 117 East Colorado Boulevard, Pasadena, California 91105, unless otherwise indicated.

(c) The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.  Location of Accounts and Records

               State Street Bank and Trust Company
               P.O. Box 1713
               Boston, Massachusetts 02105

Item 29.  Management Services -- none

Item 30.  Undertakings -- none

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, LM Institutional Fund Advisors I, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena and State of California, on the 28th day of July, 2000.


          LM INSTITUTIONAL FUND ADVISORS I, INC.

              By: /s/ James W. Hirschman
                 ----------------------------
                  James W. Hirschman*
                  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                            Title                  Date
---------                            -----                  ----

/s/ James W. Hirschman             President           July 28, 2000
--------------------------
James W. Hirschman*

/s/ Edward A. Taber, III           Director            July 28, 2000
--------------------------

Edward A. Taber, III*


/s/ John E. Bryson                 Director            July 28, 2000
--------------------------
John E. Bryson*


/s/ Ronald J. Arnault              Director            July 28, 2000
--------------------------
Ronald J. Arnault*


/s/ William G. McGagh              Director            July 28, 2000
--------------------------
William G. McGagh*

/s/ Ronald L. Olson                Director            July 28, 2000
--------------------------
Ronald L. Olson*

/s/ Louis A. Simpson               Director            July 28, 2000
--------------------------
Louis A. Simpson*

/s/ William E. B. Siart            Director            July 28, 2000
--------------------------
/s/ William E. B. Siart*

/s/ Anita L. DeFrantz              Director            July 28, 2000
--------------------------
Anita L. DeFrantz*


/s/ Marie K. Karpinski             Treasurer           July 28, 2000
--------------------------
Marie K. Karpinski*


*  By: /s/ Ilene Harker
      --------------------
      Ilene Harker
      Attorney-in-Fact Pursuant to Powers of Attorney previously filed and for Herself

Exhibit Index
-------------

Exhibit 23(a)(4) -- Articles Supplementary

Exhibit 23(d)(1) -- Investment Management Agreement
         Exhibit 23(d)(1)(xi) -- Western Asset Inflation Indexed Bond Portfolio

Exhibit 23(d)(2) -- Investment Advisory Agreement
         Exhibit 23(d)(2)(xiv) -- Western Asset Inflation Indexed Bond Portfolio

Exhibit 23(e)(1)(ii) -- Amendment to Underwriting Agreement

Exhibit 23(e)(2)(ii) -- Amendment to Broker Agreement

Exhibit 23(g)(4) -- Amendment to Custodian Agreement

Exhibit 23(h)(2) -- Amendment to Transfer Agent Agreement

Exhibit 23(i) -- Opinion of counsel

Exhibit 23(j) -- Other opinions, appraisal, rulings and related consents

Exhibit 23(m) -- Plan pursuant to Rule 12b-1 Exhibit 23(m)(11) -- Western Asset Inflation Indexed Bond Portfolio

Exhibit 23(n)(1) -- Rule 18f-3 Plan